                                                                    Exhibit 99.2

                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of April 7, 2004, between German American Capital Corporation, as Mortgage Loan Seller (the "Mortgage Loan Seller" or "GACC") and GMAC Commercial Mortgage Securities, Inc., as purchaser (the "Purchaser").

         The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) GMAC Commercial Mortgage Corporation ("GMACCM"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between the Purchaser and GMACCM and (ii) Morgan Stanley Mortgage Capital, Inc. ("MSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of April 7, 2004, between the Purchaser and MSMC. The Mortgage Loan Seller, GMACCM and MSMC are collectively referred to as the "Mortgage Loan Sellers."

         It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and serviced whole loan paying agent, Lennar Partners, Inc., as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The interest of the Mortgage Loan Seller in the AFR/Bank of America Portfolio Mortgage Loan consists of the AFR/Bank of America Portfolio REMIC Regular Interest, which will be sold to the Trust Fund in lieu of the AFR/Bank of America Portfolio Mortgage Loan. The interest of the Mortgage Loan Seller in the Carson Pirie Scott Mortgage Loan consists of the Carson Pirie Scott REMIC Regular Interest, which will be sold to the Trust Fund in lieu of the Carson Pirie Scott Mortgage Loan. Any references to the Mortgage Loans herein shall include the AFR/Bank of America REMIC Regular Interest and Carson Pirie Scott REMIC Regular Interest where the context so requires.

         The Purchaser intends to sell the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., GMAC Commercial Holding Capital Corp. and Greenwich Capital Markets, Inc. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the

"Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., GMAC Commercial Holding Capital Corp. and Greenwich Capital Markets, Inc. (in such capacity, each an "Initial Purchaser"), pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                  SECTION 1. Agreement to Purchase.

         The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on April 21, 2004 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in April 2004. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $259,217,112 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

                  SECTION 2. Conveyance of Mortgage Loans.

                  (a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in
         Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on





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


         or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

                  (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File (as such term is defined in the Pooling and Servicing Agreement) to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement, provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

                  (c) The Mortgage Loan Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

                  SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

                  SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan Seller.

                  (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loans, with such changes or modifications as may be permitted or required by the Rating Agencies.

                  (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                           (i) The Mortgage Loan Seller is a corporation, duly
                  organized, validly existing, and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                           (ii) The execution and delivery of this Agreement by
                  the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

                           (iii) The Mortgage Loan Seller has the full power and
                  authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                           (iv) This Agreement, assuming due authorization,
                  execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                           (v) The Mortgage Loan Seller is not in violation of,
                  and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

                           (vi) No litigation is pending with regard to which
                  the Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

                           (vii) The Mortgage Loan Seller has not dealt with any
                  broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

                           (viii) Neither the Mortgage Loan Seller nor anyone
                  acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B)



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


                  solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other Mortgage Loans or any substantial number thereof.

                           (ix) Insofar as it relates to the Mortgage Loans, the
                  information set forth on pages A-13 through A-16 inclusive of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans (other than the AFR/Bank of America Portfolio Loan, the Tysons Corner Center Loan, the Carson Pirie Scott Loan and the Will-O-Wisp Apartments Loan (each as defined in the Prospectus Supplement)) and the Mortgaged Properties related thereto and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2004-C1 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," and "Description of the Mortgage Pool" set forth on Annex A and/or Annex B to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the AFR/Bank of America Portfolio Whole Loan, the Tysons Corner Center Whole Loan, the Carson Pirie Scott Whole Loan and the Will-O-Wisp Apartments Whole Loan (each as defined in the Prospectus Supplement) and the Mortgaged Property related thereto and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2004-C1 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or

                  Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," "Description of the Mortgage Pool," "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement," and/or "Description of the Certificates" or set forth on Annex A and/or Annex B to the Prospectus Supplement (provided, that with respect to the information in Annex B, "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement" and "Description of the Certificates," only such portions that solely relate to the AFR/Bank of America Portfolio Whole Loan, the Tysons Corner Center Whole Loan, the Carson Pirie Scott Whole Loan and the Will-O-Wisp Apartments Whole Loan, respectively) and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (x) No consent, approval, authorization or order of,
                  registration or filing with or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

                  (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

                  SECTION 5. Representations, Warranties and Covenants of the Purchaser.

                  (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

                           (i) The Purchaser is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of Delaware.

                           (ii) The execution and delivery of this Agreement by
                  the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser,




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


                  will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                           (iii) The Purchaser has the full power and authority
                  to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                           (iv) This Agreement, assuming due authorization,
                  execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
                  (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (v) The Purchaser is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                           (vi) No litigation is pending or, to the best of the
                  Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                           (vii) The Purchaser has not dealt with any broker,
                  investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                           (viii) No consent, approval, authorization or order
                  of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.




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


                  (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

                  SECTION 6. Repurchases.

         The Mortgage Loan Seller hereby agrees to comply with Sections 2.02 and
2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material Breach or Material Document Defect.

         Furthermore, upon receipt of notice from the Master Servicer that the related Mortgagor intends to defease, the Carson Pirie Scott Whole Loan on or before the second anniversary of the Closing Date, the Mortgage Loan Seller shall promptly repurchase the Carson Pirie Scott Loan prior to its being defeased by the related Mortgagor at a purchase price equal to the sum of: (i) the unpaid principal balance of the Carson Pirie Scott Loan; (ii) any accrued but unpaid interest on the Carson Pirie Scott Loan; (iii) any related unreimbursed Servicing Advances and interest on such Advances; (iv) any unpaid Special Servicing Fees and Workout Fees; and (v) all expenses incurred by the Master Servicer, the Special Servicer, the Depositor or the Trustee in respect of such repurchase.

                  SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Mortgage Loan Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

                  (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

                  (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
         Section 3 shall be satisfactory to the Purchaser in its sole determination;

                  (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the

         Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

                  (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                  SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

                           (a) This Agreement duly executed and delivered by the
                  Purchaser and the Mortgage Loan Seller;

                           (b) An Officer's Certificate substantially in the
                  form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

                           (c) A certificate of good standing regarding the
                  Mortgage Loan Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

                           (d) A certificate of the Mortgage Loan Seller
                  substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

                           (e) Written opinions of counsel for the Mortgage Loan
                  Seller, in a form reasonably acceptable to counsel for the Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

                           (f) Any other opinions of counsel for the Mortgage
                  Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

                           (g) Such further certificates, opinions and documents
                  as the Purchaser may reasonably request.

                  SECTION 9. Indemnification.

                  (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller, the Mortgage Loans (other than the AFR/Bank of America Portfolio Loan, the Tysons Corner Center Loan, the Carson Pirie Scott Loan and the Will-O-Wisp Apartments Loan (each as defined in the Prospectus Supplement)) or the Mortgaged Properties related thereto contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2004-C1 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," and/or "Description of the Mortgage Pool" or contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the AFR/Bank of America Portfolio Whole Loan, the Tysons Corner Center Whole Loan, the Carson Pirie Scott Whole Loan and the Will-O-Wisp Apartments Whole Loan (each as defined in the Prospectus Supplement) or the Mortgaged Property related thereto contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2004-C1 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--

         Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," "Description of the Mortgage Pool," "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement," and/or "Description of the Certificates" or contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail) (provided, that with respect to the information in Annex B, "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement" and "Description of the Certificates," only such portions that solely relate to the AFR/Bank of America Portfolio Whole Loan, the Tysons Corner Center Whole Loan, the Carson Pirie Scott Whole Loan and the Will-O-Wisp Apartments Whole Loan (each as defined in the Prospectus Supplement), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iv) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

         "Registration Statement" shall mean the registration statement No. 333-107510 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated July 31, 2003, as supplemented by the prospectus supplement dated April 7, 2004 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated April 7, 2004, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan information and information related thereto contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

                  (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under
         Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

                  (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

                  (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this
         Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the indemnifying party. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

                  SECTION 10. Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

                  SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to German American Capital Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4489, with a copy to Kevin Blauch, Latham & Watkins, 885 Third Avenue, New York, New York 10022, facsimile no. (212) 751-4864 or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

SECTION 12.       Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage Loan Seller to the same extent as if it was a party hereto.

                  SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

                  SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 17. Further Assurances.

         The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                  SECTION 18. Successors and Assigns.

         The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and the indemnified parties referred to in Section 9.

                  SECTION 19. Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner, which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

         IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      GERMAN AMERICAN CAPITAL
                                      CORPORATION


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________


                                      GMAC COMMERCIAL MORTGAGE
                                      SECURITIES, INC.


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE





PROPERTY
NUMBER   LOAN NUMBER  SELLER  PROJECT NAME                                PROPERTY ADDRESS                         CITY
2        CROSSED      GACC    Fort Washington Executive Center (ROLLUP)   600-602 Office Center Drive              Ft. Washington
2        DBM19662     GACC    602 Fort Washington Executive Center        602 Office Center Drive                  Ft. Washington
3        DBM19663     GACC    600 & 601 Fort Washington Executive Center  600 & 601 Office Center Drive            Ft. Washington
4        GA18944      GACC    AFR/Bank of America Portfolio               Various                                  Various
4        GA18944-1    GACC    Harrison Main                               204 East Rush                            Harrison
4        GA18944-2    GACC    Camelback-Bank of America Ctr               1825 East Buckeye Road                   Phoenix
4        GA18944-3    GACC    Camelback Uptown                            51 East Camelback Road                   Phoenix
4        GA18944-4    GACC    Catalina-Bank of America Ctr                1825 East Buckeye Road                   Phoenix
4        GA18944-5    GACC    Maricopa-Bank of America Ctr                1825 East Buckeye Road                   Phoenix
4        GA18944-6    GACC    McDowell-Bank of America Ctr                1825 East Buckeye Road                   Phoenix
4        GA18944-7    GACC    Mesa Main                                   63 West Main Street                      Mesa
4        GA18944-8    GACC    South Mountain-Bank of America              1825 East Buckeye Road                   Phoenix
4        GA18944-9    GACC    Auburn                                      900 High Street                          Auburn
4        GA18944-10   GACC    Bixby-Atlantic                              3804 Atlantic Avenue                     Long Beach
4        GA18944-11   GACC    Calwa                                       2611 South Cedar Avenue                  Fresno
4        GA18944-12   GACC    Cedar & Shields                             3435 North Cedar Avenue                  Fresno
4        GA18944-13   GACC    Coronado Branch                             1199 Orange Avenue                       Coronado
4        GA18944-14   GACC    East Bakersfield Office                     1201 Baker Street                        Bakersfield
4        GA18944-15   GACC    East Compton Branch                         518 South Long Beach Boulevard           Compton
4        GA18944-16   GACC    Ellinwood Center #300                       300 Ellinwood Way                        Pleasant Hill
4        GA18944-17   GACC    Ellinwood Center #400                       400 Ellinwood Way                        Pleasant Hill
4        GA18944-18   GACC    Ellinwood Center #500                       500 Ellinwood Way                        Pleasant Hill
4        GA18944-19   GACC    El Segundo                                  835 North Sepulveda Boulevard            El Segundo
4        GA18944-20   GACC    Escondido Main Office                       220 South Escondido Boulevard            Escondido
4        GA18944-21   GACC    Fresno Proof/Vault                          2111 Tuolumne Street                     Fresno
4        GA18944-22   GACC    Gardena Main                                1450 West Redondo Beach Boulevard        Gardena
4        GA18944-23   GACC    Glendale Main                               345 North Brand Boulevard                Glendale
4        GA18944-24   GACC    Inglewood Main Office                       330 East Manchester Boulevard            Inglewood
4        GA18944-25   GACC    Inland Empire Cash Vault                    1275 South Dupont Avenue                 Ontario
4        GA18944-26   GACC    Irvine Industrial                           4101 MacArthur Boulevard                 Newport Beach
4        GA18944-27   GACC    La Jolla Main                               7680 Girard Avenue                       La Jolla
4        GA18944-28   GACC    Lake & Colorado Br                          880 East Colorado Boulevard              Pasadena
4        GA18944-29   GACC    Lincoln Heights Branch                      2400 North Broadway                      Los Angeles
4        GA18944-30   GACC    Long Beach Financial                        150 Long Beach Boulevard                 Long Beach
4        GA18944-31   GACC    Lynwood Branch                              3505 East Imperial Highway               Lynwood
4        GA18944-32   GACC    North Hollywood                             5025 Lankershim Boulevard                North Hollywood
4        GA18944-33   GACC    North Sacramento Branch                     1830 Del Paso Boulevard                  Sacramento
4        GA18944-34   GACC    Oak Park Branch                             3810 Broadway                            Sacramento
4        GA18944-35   GACC    Palmdale Branch                             839 East Palmdale Boulevard              Palmdale
4        GA18944-36   GACC    Pico-Vermont Branch                         1232 South Vermont Avenue                Los Angeles
4        GA18944-37   GACC    Pomona Main                                 444 South Garey Avenue                   Pomona
4        GA18944-38   GACC    Red Bluff Branch                            955 Main Street                          Red Bluff
4        GA18944-39   GACC    Redding Main Branch                         1661 East Street                         Redding
4        GA18944-40   GACC    Riverside Main                              3650 14th Street                         Riverside
4        GA18944-41   GACC    Salinas Main Branch                         405 Main Street                          Salinas
4        GA18944-42   GACC    San Bernadino Main                          303 North D Street                       San Bernardino
4        GA18944-43   GACC    Santa Barbara                               834 State Street                         Santa Barbara
4        GA18944-44   GACC    Santa Maria Branch                          300 Town Center East                     Santa Maria
4        GA18944-45   GACC    Sepulveda-Devonshire BR                     10300-10306 Sepulveda Boulevard          Mission Hills
4        GA18944-46   GACC    Stockdale                                   5021 California Avenue                   Bakersfield
4        GA18944-47   GACC    Stockton Main Office                        110 East Weber Street                    Stockton
4        GA18944-48   GACC    Sunnyvale Main Branch                       444 South Mathilda Avenue                Sunnyvale
4        GA18944-49   GACC    Torrance Sartori                            1255 Sartori Avenue                      Torrance
4        GA18944-50   GACC    Van Ness & Market                           One South Van Ness Boulevard             San Francisco
4        GA18944-51   GACC    Ventura Main Office                         1130 South Victoria                      Ventura
4        GA18944-52   GACC    Whittier Office                             7255 South Greenleaf Avenue              Whittier
4        GA18944-53   GACC    Willow-Daisy Branch                         600 West Willow Street                   Long Beach
4        GA18944-54   GACC    Yuba City Branch                            1100 Butte House Road                    Yuba City
4        GA18944-55   GACC    Century Park                                1000 Century Park Road                   Tampa
4        GA18944-56   GACC    Clermont                                    690 East Highway 50                      Clermont
4        GA18944-57   GACC    Cordova                                     5061 Bayou Boulevard                     Pensacola
4        GA18944-58   GACC    Downtown Palmetto                           700 8th Avenue West                      Palmetto
4        GA18944-59   GACC    Gulf to Bay                                 1640 Gulf to Bay Boulevard               Clearwater
4        GA18944-60   GACC    Hallandale Beach                            801 East Hallandale Boulevard            Hallandale
4        GA18944-61   GACC    Hollywood/Tyler                             1900 Tyler Street                        Hollywood
4        GA18944-62   GACC    Jacksonville Ops CTR/#100                   9000 Southside Boulevard                 Jacksonville
4        GA18944-63   GACC    Jacksonville Ops CTR/#200                   9000 Southside Boulevard                 Jacksonville
4        GA18944-64   GACC    Jacksonville Ops CTR/#300                   9000 Southside Boulevard                 Jacksonville
4        GA18944-65   GACC    Jacksonville Ops CTR/#400                   9000 Southside Boulevard                 Jacksonville
4        GA18944-66   GACC    Jacksonville Ops CTR/#500                   9000 Southside Boulevard                 Jacksonville
4        GA18944-67   GACC    Jacksonville Ops CTR/#600                   9000 Southside Boulevard                 Jacksonville
4        GA18944-68   GACC    Jacksonville Ops CTR/#700                   9000 Southside Boulevard                 Jacksonville
4        GA18944-69   GACC    Jacksonville Ops Ctr/School                 9000 Southside Boulevard                 Jacksonville
4        GA18944-70   GACC    Jacksonville Ops CTR/Daycare                9000 Southside Boulevard                 Jacksonville
4        GA18944-71   GACC    Lighthouse Point                            2850 North Federal Hwy                   Lighthouse Point
4        GA18944-72   GACC    Mendham Operations Center                   707 Mendham Boulevard                    Orlando
4        GA18944-73   GACC    Miami Lakes Operation CTR                   5875 NW 163rd Street                     Miami Lakes
4        GA18944-75   GACC    North Hialeah                               1 East 49th Street                       Hialeah
4        GA18944-76   GACC    Ocala Downtown                              35 SE 1st Avenue                         Ocala
4        GA18944-77   GACC    Plaza                                       900 South Federal Highway                Stuart
4        GA18944-78   GACC    Port Charlotte                              21175 Olean Boulevard                    Port Charlotte
4        GA18944-79   GACC    Ridgewood                                   231 South Ridgewood Drive                Sebring


                                                                                                                         CUT-OFF
PROPERTY                                                                                          ORIGINAL   CUT-OFF     BALANCE
NUMBER   LOAN NUMBER  SELLER  PROJECT NAME                                STATE         ZIP CODE  BALANCE    BALANCE     ALLOCATION
2        CROSSED      GACC    Fort Washington Executive Center (ROLLUP)   Pennsylvania    00000   49,000,000 48,954,990
2        DBM19662     GACC    602 Fort Washington Executive Center        Pennsylvania    19034   15,700,000 15,685,578  15,685,578
3        DBM19663     GACC    600 & 601 Fort Washington Executive Center  Pennsylvania    19034   33,300,000 33,269,412  33,269,412
4        GA18944      GACC    AFR/Bank of America Portfolio               Various        Various  40,000,000 39,921,847
4        GA18944-1    GACC    Harrison Main                               Arkansas        72601                              42,426
4        GA18944-2    GACC    Camelback-Bank of America Ctr               Arizona         85034                             280,141
4        GA18944-3    GACC    Camelback Uptown                            Arizona         85012
4        GA18944-4    GACC    Catalina-Bank of America Ctr                Arizona         85034                             792,567
4        GA18944-5    GACC    Maricopa-Bank of America Ctr                Arizona         85034                             282,476
4        GA18944-6    GACC    McDowell-Bank of America Ctr                Arizona         85034                             280,141
4        GA18944-7    GACC    Mesa Main                                   Arizona         85201                             105,053
4        GA18944-8    GACC    South Mountain-Bank of America              Arizona         85034                             754,339
4        GA18944-9    GACC    Auburn                                      California      95603                             105,053
4        GA18944-10   GACC    Bixby-Atlantic                              California      90807                              64,199
4        GA18944-11   GACC    Calwa                                       California      93725                              66,534
4        GA18944-12   GACC    Cedar & Shields                             California      93726                              79,373
4        GA18944-13   GACC    Coronado Branch                             California      92118                             227,615
4        GA18944-14   GACC    East Bakersfield Office                     California      93305                              81,708
4        GA18944-15   GACC    East Compton Branch                         California      90221                              46,690
4        GA18944-16   GACC    Ellinwood Center #300                       California      94523                             331,501
4        GA18944-17   GACC    Ellinwood Center #400                       California      94523                             329,166
4        GA18944-18   GACC    Ellinwood Center #500                       California      94523                             252,768
4        GA18944-19   GACC    El Segundo                                  California      90245                              91,630
4        GA18944-20   GACC    Escondido Main Office                       California      92025                             128,398
4        GA18944-21   GACC    Fresno Proof/Vault                          California      93721                             120,227
4        GA18944-22   GACC    Gardena Main                                California      90247                             161,081
4        GA18944-23   GACC    Glendale Main                               California      91203                             350,177
4        GA18944-24   GACC    Inglewood Main Office                       California      90301                             155,245
4        GA18944-25   GACC    Inland Empire Cash Vault                    California      91761                             268,469
4        GA18944-26   GACC    Irvine Industrial                           California      92660                             163,416
4        GA18944-27   GACC    La Jolla Main                               California      92037                             218,828
4        GA18944-28   GACC    Lake & Colorado Br                          California      91106                             256,796
4        GA18944-29   GACC    Lincoln Heights Branch                      California      90031                              64,199
4        GA18944-30   GACC    Long Beach Financial                        California      90802                             303,487
4        GA18944-31   GACC    Lynwood Branch                              California      90262                              58,946
4        GA18944-32   GACC    North Hollywood                             California      91601                             136,569
4        GA18944-33   GACC    North Sacramento Branch                     California      95815                              81,708
4        GA18944-34   GACC    Oak Park Branch                             California      95817                              64,199
4        GA18944-35   GACC    Palmdale Branch                             California      93550                              58,363
4        GA18944-36   GACC    Pico-Vermont Branch                         California      90006                              40,270
4        GA18944-37   GACC    Pomona Main                                 California      91766                             256,796
4        GA18944-38   GACC    Red Bluff Branch                            California      96080                                   -
4        GA18944-39   GACC    Redding Main Branch                         California      96001                             204,270
4        GA18944-40   GACC    Riverside Main                              California      92501                             227,615
4        GA18944-41   GACC    Salinas Main Branch                         California      93901                             122,562
4        GA18944-42   GACC    San Bernadino Main                          California      92418                             128,398
4        GA18944-43   GACC    Santa Barbara                               California      93101                             189,679
4        GA18944-44   GACC    Santa Maria Branch                          California      93454                             124,313
4        GA18944-45   GACC    Sepulveda-Devonshire BR                     California      91345                              79,373
4        GA18944-46   GACC    Stockdale                                   California      93309                              75,872
4        GA18944-47   GACC    Stockton Main Office                        California      95202                             274,305
4        GA18944-48   GACC    Sunnyvale Main Branch                       California      94086                             233,451
4        GA18944-49   GACC    Torrance Sartori                            California      90501                             131,900
4        GA18944-50   GACC    Van Ness & Market                           California      94103                           3,170,767
4        GA18944-51   GACC    Ventura Main Office                         California      93003                              82,292
4        GA18944-52   GACC    Whittier Office                             California      90602                             215,942
4        GA18944-53   GACC    Willow-Daisy Branch                         California      90806                              52,527
4        GA18944-54   GACC    Yuba City Branch                            California      95991                             112,348
4        GA18944-55   GACC    Century Park                                Florida         33607                             466,902
4        GA18944-56   GACC    Clermont                                    Florida         34711                              20,427
4        GA18944-57   GACC    Cordova                                     Florida         32503                             119,060
4        GA18944-58   GACC    Downtown Palmetto                           Florida         34221                              42,313
4        GA18944-59   GACC    Gulf to Bay                                 Florida         33755                              99,217
4        GA18944-60   GACC    Hallandale Beach                            Florida         33009                             210,106
4        GA18944-61   GACC    Hollywood/Tyler                             Florida         33020                                   -
4        GA18944-62   GACC    Jacksonville Ops CTR/#100                   Florida         32256                           1,406,544
4        GA18944-63   GACC    Jacksonville Ops CTR/#200                   Florida         32256                             770,389
4        GA18944-64   GACC    Jacksonville Ops CTR/#300                   Florida         32256                             729,535
4        GA18944-65   GACC    Jacksonville Ops CTR/#400                   Florida         32256                           1,138,075
4        GA18944-66   GACC    Jacksonville Ops CTR/#500                   Florida         32256                             752,880
4        GA18944-67   GACC    Jacksonville Ops CTR/#600                   Florida         32256                           1,902,628
4        GA18944-68   GACC    Jacksonville Ops CTR/#700                   Florida         32256                             764,553
4        GA18944-69   GACC    Jacksonville Ops Ctr/School                 Florida         32256                             151,743
4        GA18944-70   GACC    Jacksonville Ops CTR/Daycare                Florida         32256                             148,825
4        GA18944-71   GACC    Lighthouse Point                            Florida         33064                             137,153
4        GA18944-72   GACC    Mendham Operations Center                   Florida         32825                             379,358
4        GA18944-73   GACC    Miami Lakes Operation CTR                   Florida         33014                             669,880
4        GA18944-75   GACC    North Hialeah                               Florida         33013                              52,527
4        GA18944-76   GACC    Ocala Downtown                              Florida         34471                             110,889
4        GA18944-77   GACC    Plaza                                       Florida         34994                             180,925
4        GA18944-78   GACC    Port Charlotte                              Florida         33952                              72,954
4        GA18944-79   GACC    Ridgewood                                   Florida         33870                              46,892




                                                                                                            DAY
PROPERTY                                                                   LOAN   MATURITY   INTEREST       PAYMENT  MONTHLY
NUMBER   LOAN NUMBER  SELLER  PROJECT NAME                                 TYPE   DATE       RATE           DUE      PAYMENT   ARD
2        CROSSED      GACC    Fort Washington Executive Center (ROLLUP)    Fixed                                     281,299
2        DBM19662     GACC    602 Fort Washington Executive Center         Fixed   3/1/2014  5.600          1         90,130
3        DBM19663     GACC    600 & 601 Fort Washington Executive Center   Fixed   3/1/2014  5.600          1        191,168
4        GA18944      GACC    AFR/Bank of America Portfolio                Fixed  12/1/2013  5.489          1        235,314
4        GA18944-1    GACC    Harrison Main
4        GA18944-2    GACC    Camelback-Bank of America Ctr
4        GA18944-3    GACC    Camelback Uptown
4        GA18944-4    GACC    Catalina-Bank of America Ctr
4        GA18944-5    GACC    Maricopa-Bank of America Ctr
4        GA18944-6    GACC    McDowell-Bank of America Ctr
4        GA18944-7    GACC    Mesa Main
4        GA18944-8    GACC    South Mountain-Bank of America
4        GA18944-9    GACC    Auburn
4        GA18944-10   GACC    Bixby-Atlantic
4        GA18944-11   GACC    Calwa
4        GA18944-12   GACC    Cedar & Shields
4        GA18944-13   GACC    Coronado Branch
4        GA18944-14   GACC    East Bakersfield Office
4        GA18944-15   GACC    East Compton Branch
4        GA18944-16   GACC    Ellinwood Center #300
4        GA18944-17   GACC    Ellinwood Center #400
4        GA18944-18   GACC    Ellinwood Center #500
4        GA18944-19   GACC    El Segundo
4        GA18944-20   GACC    Escondido Main Office
4        GA18944-21   GACC    Fresno Proof/Vault
4        GA18944-22   GACC    Gardena Main
4        GA18944-23   GACC    Glendale Main
4        GA18944-24   GACC    Inglewood Main Office
4        GA18944-25   GACC    Inland Empire Cash Vault
4        GA18944-26   GACC    Irvine Industrial
4        GA18944-27   GACC    La Jolla Main
4        GA18944-28   GACC    Lake & Colorado Br
4        GA18944-29   GACC    Lincoln Heights Branch
4        GA18944-30   GACC    Long Beach Financial
4        GA18944-31   GACC    Lynwood Branch
4        GA18944-32   GACC    North Hollywood
4        GA18944-33   GACC    North Sacramento Branch
4        GA18944-34   GACC    Oak Park Branch
4        GA18944-35   GACC    Palmdale Branch
4        GA18944-36   GACC    Pico-Vermont Branch
4        GA18944-37   GACC    Pomona Main
4        GA18944-38   GACC    Red Bluff Branch
4        GA18944-39   GACC    Redding Main Branch
4        GA18944-40   GACC    Riverside Main
4        GA18944-41   GACC    Salinas Main Branch
4        GA18944-42   GACC    San Bernadino Main
4        GA18944-43   GACC    Santa Barbara
4        GA18944-44   GACC    Santa Maria Branch
4        GA18944-45   GACC    Sepulveda-Devonshire BR
4        GA18944-46   GACC    Stockdale
4        GA18944-47   GACC    Stockton Main Office
4        GA18944-48   GACC    Sunnyvale Main Branch
4        GA18944-49   GACC    Torrance Sartori
4        GA18944-50   GACC    Van Ness & Market
4        GA18944-51   GACC    Ventura Main Office
4        GA18944-52   GACC    Whittier Office
4        GA18944-53   GACC    Willow-Daisy Branch
4        GA18944-54   GACC    Yuba City Branch
4        GA18944-55   GACC    Century Park
4        GA18944-56   GACC    Clermont
4        GA18944-57   GACC    Cordova
4        GA18944-58   GACC    Downtown Palmetto
4        GA18944-59   GACC    Gulf to Bay
4        GA18944-60   GACC    Hallandale Beach
4        GA18944-61   GACC    Hollywood/Tyler
4        GA18944-62   GACC    Jacksonville Ops CTR/#100
4        GA18944-63   GACC    Jacksonville Ops CTR/#200
4        GA18944-64   GACC    Jacksonville Ops CTR/#300
4        GA18944-65   GACC    Jacksonville Ops CTR/#400
4        GA18944-66   GACC    Jacksonville Ops CTR/#500
4        GA18944-67   GACC    Jacksonville Ops CTR/#600
4        GA18944-68   GACC    Jacksonville Ops CTR/#700
4        GA18944-69   GACC    Jacksonville Ops Ctr/School
4        GA18944-70   GACC    Jacksonville Ops CTR/Daycare
4        GA18944-71   GACC    Lighthouse Point
4        GA18944-72   GACC    Mendham Operations Center
4        GA18944-73   GACC    Miami Lakes Operation CTR
4        GA18944-75   GACC    North Hialeah
4        GA18944-76   GACC    Ocala Downtown
4        GA18944-77   GACC    Plaza
4        GA18944-78   GACC    Port Charlotte
4        GA18944-79   GACC    Ridgewood



PROPERTY                                                                                                  CREDIT       SERVICING
NUMBER   LOAN NUMBER  SELLER  PROJECT NAME                                    PREPAYMENT PROVISION        LEASE LOAN   FEE %
2        CROSSED      GACC    Fort Washington Executive Center (ROLLUP)                                   No
2        DBM19662     GACC    602 Fort Washington Executive Center            Lock/25_Defeasance/91_0%/4  No           0.0334
3        DBM19663     GACC    600 & 601 Fort Washington Executive Center      Lock/25_Defeasance/91_0%/4  No           0.0334
4        GA18944      GACC    AFR/Bank of America Portfolio                   Lock/24_Defeasance/91_0%/5  No           0.0334
4        GA18944-1    GACC    Harrison Main
4        GA18944-2    GACC    Camelback-Bank of America Ctr
4        GA18944-3    GACC    Camelback Uptown
4        GA18944-4    GACC    Catalina-Bank of America Ctr
4        GA18944-5    GACC    Maricopa-Bank of America Ctr
4        GA18944-6    GACC    McDowell-Bank of America Ctr
4        GA18944-7    GACC    Mesa Main
4        GA18944-8    GACC    South Mountain-Bank of America
4        GA18944-9    GACC    Auburn
4        GA18944-10   GACC    Bixby-Atlantic
4        GA18944-11   GACC    Calwa
4        GA18944-12   GACC    Cedar & Shields
4        GA18944-13   GACC    Coronado Branch
4        GA18944-14   GACC    East Bakersfield Office
4        GA18944-15   GACC    East Compton Branch
4        GA18944-16   GACC    Ellinwood Center #300
4        GA18944-17   GACC    Ellinwood Center #400
4        GA18944-18   GACC    Ellinwood Center #500
4        GA18944-19   GACC    El Segundo
4        GA18944-20   GACC    Escondido Main Office
4        GA18944-21   GACC    Fresno Proof/Vault
4        GA18944-22   GACC    Gardena Main
4        GA18944-23   GACC    Glendale Main
4        GA18944-24   GACC    Inglewood Main Office
4        GA18944-25   GACC    Inland Empire Cash Vault
4        GA18944-26   GACC    Irvine Industrial
4        GA18944-27   GACC    La Jolla Main
4        GA18944-28   GACC    Lake & Colorado Br
4        GA18944-29   GACC    Lincoln Heights Branch
4        GA18944-30   GACC    Long Beach Financial
4        GA18944-31   GACC    Lynwood Branch
4        GA18944-32   GACC    North Hollywood
4        GA18944-33   GACC    North Sacramento Branch
4        GA18944-34   GACC    Oak Park Branch
4        GA18944-35   GACC    Palmdale Branch
4        GA18944-36   GACC    Pico-Vermont Branch
4        GA18944-37   GACC    Pomona Main
4        GA18944-38   GACC    Red Bluff Branch
4        GA18944-39   GACC    Redding Main Branch
4        GA18944-40   GACC    Riverside Main
4        GA18944-41   GACC    Salinas Main Branch
4        GA18944-42   GACC    San Bernadino Main
4        GA18944-43   GACC    Santa Barbara
4        GA18944-44   GACC    Santa Maria Branch
4        GA18944-45   GACC    Sepulveda-Devonshire BR
4        GA18944-46   GACC    Stockdale
4        GA18944-47   GACC    Stockton Main Office
4        GA18944-48   GACC    Sunnyvale Main Branch
4        GA18944-49   GACC    Torrance Sartori
4        GA18944-50   GACC    Van Ness & Market
4        GA18944-51   GACC    Ventura Main Office
4        GA18944-52   GACC    Whittier Office
4        GA18944-53   GACC    Willow-Daisy Branch
4        GA18944-54   GACC    Yuba City Branch
4        GA18944-55   GACC    Century Park
4        GA18944-56   GACC    Clermont
4        GA18944-57   GACC    Cordova
4        GA18944-58   GACC    Downtown Palmetto
4        GA18944-59   GACC    Gulf to Bay
4        GA18944-60   GACC    Hallandale Beach
4        GA18944-61   GACC    Hollywood/Tyler
4        GA18944-62   GACC    Jacksonville Ops CTR/#100
4        GA18944-63   GACC    Jacksonville Ops CTR/#200
4        GA18944-64   GACC    Jacksonville Ops CTR/#300
4        GA18944-65   GACC    Jacksonville Ops CTR/#400
4        GA18944-66   GACC    Jacksonville Ops CTR/#500
4        GA18944-67   GACC    Jacksonville Ops CTR/#600
4        GA18944-68   GACC    Jacksonville Ops CTR/#700
4        GA18944-69   GACC    Jacksonville Ops Ctr/School
4        GA18944-70   GACC    Jacksonville Ops CTR/Daycare
4        GA18944-71   GACC    Lighthouse Point
4        GA18944-72   GACC    Mendham Operations Center
4        GA18944-73   GACC    Miami Lakes Operation CTR
4        GA18944-75   GACC    North Hialeah
4        GA18944-76   GACC    Ocala Downtown
4        GA18944-77   GACC    Plaza
4        GA18944-78   GACC    Port Charlotte
4        GA18944-79   GACC    Ridgewood


PROPERTY                                                                        CROSS     GROUND       REMAINING   LETTER
NUMBER   LOAN NUMBER  SELLER  PROJECT NAME                                      COLL      LEASE FLAG   TERM        OF CREDIT
2        CROSSED      GACC    Fort Washington Executive Center (ROLLUP)         Yes       No
2        DBM19662     GACC    602 Fort Washington Executive Center              Yes       No           119         Yes
3        DBM19663     GACC    600 & 601 Fort Washington Executive Center        Yes       No           119         No
4        GA18944      GACC    AFR/Bank of America Portfolio                     No        Yes          116         No
4        GA18944-1    GACC    Harrison Main                                               Yes
4        GA18944-2    GACC    Camelback-Bank of America Ctr                               Yes
4        GA18944-3    GACC    Camelback Uptown                                            Yes
4        GA18944-4    GACC    Catalina-Bank of America Ctr                                Yes
4        GA18944-5    GACC    Maricopa-Bank of America Ctr                                Yes
4        GA18944-6    GACC    McDowell-Bank of America Ctr                                Yes
4        GA18944-7    GACC    Mesa Main                                                   No
4        GA18944-8    GACC    South Mountain-Bank of America                              Yes
4        GA18944-9    GACC    Auburn                                                      No
4        GA18944-10   GACC    Bixby-Atlantic                                              No
4        GA18944-11   GACC    Calwa                                                       No
4        GA18944-12   GACC    Cedar & Shields                                             No
4        GA18944-13   GACC    Coronado Branch                                             No
4        GA18944-14   GACC    East Bakersfield Office                                     No
4        GA18944-15   GACC    East Compton Branch                                         No
4        GA18944-16   GACC    Ellinwood Center #300                                       No
4        GA18944-17   GACC    Ellinwood Center #400                                       No
4        GA18944-18   GACC    Ellinwood Center #500                                       No
4        GA18944-19   GACC    El Segundo                                                  No
4        GA18944-20   GACC    Escondido Main Office                                       No
4        GA18944-21   GACC    Fresno Proof/Vault                                          No
4        GA18944-22   GACC    Gardena Main                                                No
4        GA18944-23   GACC    Glendale Main                                               No
4        GA18944-24   GACC    Inglewood Main Office                                       No
4        GA18944-25   GACC    Inland Empire Cash Vault                                    No
4        GA18944-26   GACC    Irvine Industrial                                           No
4        GA18944-27   GACC    La Jolla Main                                               Yes
4        GA18944-28   GACC    Lake & Colorado Br                                          No
4        GA18944-29   GACC    Lincoln Heights Branch                                      No
4        GA18944-30   GACC    Long Beach Financial                                        No
4        GA18944-31   GACC    Lynwood Branch                                              No
4        GA18944-32   GACC    North Hollywood                                             No
4        GA18944-33   GACC    North Sacramento Branch                                     No
4        GA18944-34   GACC    Oak Park Branch                                             No
4        GA18944-35   GACC    Palmdale Branch                                             No
4        GA18944-36   GACC    Pico-Vermont Branch                                         No
4        GA18944-37   GACC    Pomona Main                                                 No
4        GA18944-38   GACC    Red Bluff Branch                                            No
4        GA18944-39   GACC    Redding Main Branch                                         No
4        GA18944-40   GACC    Riverside Main                                              No
4        GA18944-41   GACC    Salinas Main Branch                                         No
4        GA18944-42   GACC    San Bernadino Main                                          No
4        GA18944-43   GACC    Santa Barbara                                               No
4        GA18944-44   GACC    Santa Maria Branch                                          No
4        GA18944-45   GACC    Sepulveda-Devonshire BR                                     No
4        GA18944-46   GACC    Stockdale                                                   No
4        GA18944-47   GACC    Stockton Main Office                                        No
4        GA18944-48   GACC    Sunnyvale Main Branch                                       No
4        GA18944-49   GACC    Torrance Sartori                                            No
4        GA18944-50   GACC    Van Ness & Market                                           No
4        GA18944-51   GACC    Ventura Main Office                                         No
4        GA18944-52   GACC    Whittier Office                                             No
4        GA18944-53   GACC    Willow-Daisy Branch                                         No
4        GA18944-54   GACC    Yuba City Branch                                            No
4        GA18944-55   GACC    Century Park                                                No
4        GA18944-56   GACC    Clermont                                                    Yes
4        GA18944-57   GACC    Cordova                                                     No
4        GA18944-58   GACC    Downtown Palmetto                                           No
4        GA18944-59   GACC    Gulf to Bay                                                 No
4        GA18944-60   GACC    Hallandale Beach                                            No
4        GA18944-61   GACC    Hollywood/Tyler                                             Yes
4        GA18944-62   GACC    Jacksonville Ops CTR/#100                                   No
4        GA18944-63   GACC    Jacksonville Ops CTR/#200                                   No
4        GA18944-64   GACC    Jacksonville Ops CTR/#300                                   No
4        GA18944-65   GACC    Jacksonville Ops CTR/#400                                   No
4        GA18944-66   GACC    Jacksonville Ops CTR/#500                                   No
4        GA18944-67   GACC    Jacksonville Ops CTR/#600                                   No
4        GA18944-68   GACC    Jacksonville Ops CTR/#700                                   No
4        GA18944-69   GACC    Jacksonville Ops Ctr/School                                 No
4        GA18944-70   GACC    Jacksonville Ops CTR/Daycare                                No
4        GA18944-71   GACC    Lighthouse Point                                            No
4        GA18944-72   GACC    Mendham Operations Center                                   No
4        GA18944-73   GACC    Miami Lakes Operation CTR                                   No
4        GA18944-75   GACC    North Hialeah                                               No
4        GA18944-76   GACC    Ocala Downtown                                              No
4        GA18944-77   GACC    Plaza                                                       No
4        GA18944-78   GACC    Port Charlotte                                              No
4        GA18944-79   GACC    Ridgewood                                                   No



PROPERTY
NUMBER        LOAN NUMBER     SELLER       PROJECT NAME                          PROPERTY ADDRESS
 4            GA18944-80      GACC         San Jose                              3535 University Boulevard West
 4            GA18944-81      GACC         South Region TPC                      17100 N.W. 59th Avenue
 4            GA18944-82      GACC         Westshore Mall                        100 North Westshore Boulevard
 4            GA18944-83      GACC         Williams Islands                      18305 Biscayne Boulevard
 4            GA18944-84      GACC         Winter Park                           750 South Orlando Avenue
 4            GA18944-85      GACC         Albany Main Office                    128 South Washington Street
 4            GA18944-86      GACC         Bull Street                           22 Bull Street
 4            GA18944-87      GACC         Cartersville Main                     102 East Main Street
 4            GA18944-88      GACC         Moultrie Main                         300 South Main Street
 4            GA18944-89      GACC         Valdosta Main                         106 South Patterson Street
 4            GA18944-90      GACC         Winder (BS)                           102 North Broad Street
 4            GA18944-91      GACC         Coeur D'alene BDLG/BR                 401 Front Street
 4            GA18944-92      GACC         Bank of America Center                231 South LaSalle Street
 4            GA18944-93      GACC         Mission Facility                      9500 Mission Road
 4            GA18944-94      GACC         Penn Street Facility                  501 Pennsylvania Avenue
 4            GA18944-95      GACC         Annapolis Church Circle - BAL         10 Church Circle
 4            GA18944-96      GACC         Highlandtown - BAL                    3415/17 Eastern Avenue
 4            GA18944-97      GACC         Columbia Facility                     800 Cherry Street
 4            GA18944-98      GACC         Concord Village                       5353 S. Lindbergh Boulevard
 4            GA18944-99      GACC         Downtown Facility                     210 West 8th Street
 4            GA18944-100     GACC         Florissant Facility                   880 Rue Street Francois
 4            GA18944-101     GACC         Hampton-Main Facility                 4301 and 4400 Hampton Avenue
 4            GA18944-102     GACC         Independence Square                   129 West Lexington
 4            GA18944-103     GACC         Lexington Facility                    1016 Main Street
 4            GA18944-104     GACC         Mexico Facility                       222 South Jefferson
 4            GA18944-105     GACC         Oak Trafficway Facility               8320 North Oak Trafficway
 4            GA18944-106     GACC         Richland Facility                     112 McClurg
 4            GA18944-107     GACC         South Glenstone Facility              2940 South Glenstone
 4            GA18944-108     GACC         West Sunshine Facility                710 West Sunshine
 4            GA18944-109     GACC         William Street Facility               2001 William Street
 4            GA18944-110     GACC         525 N Tryon-Odell Building            525 North Tryon Street
 4            GA18944-111     GACC         Albuquerque Operations Center         725 6th Street NW
 4            GA18944-112     GACC         East Central Facility                 4401 Central Avenue NE
 4            GA18944-113     GACC         Henderson                             107 Water Street
 4            GA18944-114     GACC         Paradise Valley                       1077 East Sahara Avenue
 4            GA18944-115     GACC         Admiral                               5950 East Admiral Place
 4            GA18944-116     GACC         Muskogee Main Facility                230 West Broadway
 4            GA18944-117     GACC         Aiken Main Office                     167 Laurens Street
 4            GA18944-118     GACC         Murfreesboro Main Office              120 East Main Street
 4            GA18944-119     GACC         Aransas Pass (CCNB)                   221 South Commercial
 4            GA18944-120     GACC         Brownwood                             One Center Avenue
 4            GA18944-121     GACC         Carrollton                            1101 South Josey Lane
 4            GA18944-122     GACC         Dalhart Banking Center                323 Denver Avenue
 4            GA18944-123     GACC         Denison                               300 West Main Street
 4            GA18944-124     GACC         Dumas Banking Center                  501 Bliss Avenue
 4            GA18944-125     GACC         Fort Sam Houston                      1422 East Grayson Street
 4            GA18944-126     GACC         Fort Worth East                       5651 East Lancaster Avenue
 4            GA18944-127     GACC         Greenspoint                           12400 Interstate 45 North
 4            GA18944-128     GACC         Mission                               1101 North Conway
 4            GA18944-129     GACC         Mount Pleasant                        302 North Jefferson Avenue
 4            GA18944-130     GACC         South Austin                          2501 South Congress
 4            GA18944-131     GACC         Waco                                  514 Austin Avenue
 4            GA18944-132     GACC         Charlottesville                       300 East Main Street
 4            GA18944-133     GACC         Lynchburg                             801 Main Street
 4            GA18944-134     GACC         Norton - 7th Street                   702 Park Avenue NW
 4            GA18944-135     GACC         Old Hampton                           1 West Queens Way
 4            GA18944-136     GACC         Roanoke                               302 South Jefferson Street, SE
 4            GA18944-137     GACC         South Boston                          606 Broad Street
 4            GA18944-138     GACC         Aberdeen Bldg/BR                      101 East Market Street
 4            GA18944-139     GACC         Bank of America Financial Ctr         601 West Riverside Avenue
 4            GA18944-140     GACC         Bank of America Plaza                 820 A Street
 4            GA18944-141     GACC         Bellingham                            112 East Holly Street
 4            GA18944-142     GACC         Bremerton                             1000 6th Street South
 4            GA18944-143     GACC         Forks                                 481 South Forks Avenue
 4            GA18944-144     GACC         Moses Lake                            103 East 3rd Avenue
 4            GA18944-145     GACC         N Wenatchee                           830 North Wenatchee Avenue
 4            GA18944-146     GACC         Pasco                                 350 West Lewis Street
 4            GA18944-147     GACC         Port Angeles                          102 East Front Street
 4            GA18944-148     GACC         Richland                              1007 Knight Street
 4            GA18944-149     GACC         Spokane Bankcard Services             1616 South Rustle
 4            GA18944-150     GACC         University                            4701 University Way NE
 4            GA18944-151     GACC         Walla Walla                           111 West Main Street
 4            GA18944-152     GACC         Yakima Valley Bldg/BR                 101 North 2nd Street
 6            GA19274         GACC         Tysons Corner Center                  1961 Chain Bridge Road
 7            DBM19433        GACC         Countryside Apartments                9971 Good Luck Road
 8            DBM19292        GACC         Columbus International Aircenter II   4100-4130, 4150-4200, 4220 East Fifth Avenue
 9            DBM19368        GACC         BridgeMarket Center                   405-425 East 59th Street
14            DBM19296        GACC         Smith Brothers Hardware Building      480 North Fourth Street




PROPERTY                                                                                                                  ORIGINAL
NUMBER        LOAN NUMBER     SELLER       PROJECT NAME                         CITY             STATE         ZIP CODE   BALANCE
 4            GA18944-80      GACC         San Jose                             Jacksonville     Florida        32217
 4            GA18944-81      GACC         South Region TPC                     Miami Lakes      Florida        33015
 4            GA18944-82      GACC         Westshore Mall                       Tampa            Florida        33609
 4            GA18944-83      GACC         Williams Islands                     Aventura         Florida        33160
 4            GA18944-84      GACC         Winter Park                          Winter Park      Florida        32789
 4            GA18944-85      GACC         Albany Main Office                   Albany           Georgia        31701
 4            GA18944-86      GACC         Bull Street                          Savannah         Georgia        31401
 4            GA18944-87      GACC         Cartersville Main                    Cartersville     Georgia        30120
 4            GA18944-88      GACC         Moultrie Main                        Moultrie         Georgia        31768
 4            GA18944-89      GACC         Valdosta Main                        Valdosta         Georgia        31601
 4            GA18944-90      GACC         Winder (BS)                          Winder           Georgia        30680
 4            GA18944-91      GACC         Coeur D'alene BDLG/BR                Coeur D'Alene    Idaho          83814
 4            GA18944-92      GACC         Bank of America Center               Chicago          Illinois       60604
 4            GA18944-93      GACC         Mission Facility                     Overland Park    Kansas         66206
 4            GA18944-94      GACC         Penn Street Facility                 Independence     Kansas         67301
 4            GA18944-95      GACC         Annapolis Church Circle - BAL        Annapolis        Maryland       21401
 4            GA18944-96      GACC         Highlandtown - BAL                   Baltimore        Maryland       21224
 4            GA18944-97      GACC         Columbia Facility                    Columbia         Missouri       65201
 4            GA18944-98      GACC         Concord Village                      St. Louis        Missouri       63126
 4            GA18944-99      GACC         Downtown Facility                    Rolla            Missouri       65401
 4            GA18944-100     GACC         Florissant Facility                  Florissant       Missouri       63031
 4            GA18944-101     GACC         Hampton-Main Facility                St. Louis        Missouri       63109
 4            GA18944-102     GACC         Independence Square                  Independence     Missouri       64050
 4            GA18944-103     GACC         Lexington Facility                   Lexington        Missouri       64607
 4            GA18944-104     GACC         Mexico Facility                      Mexico           Missouri       65265
 4            GA18944-105     GACC         Oak Trafficway Facility              Kansas City      Missouri       64118
 4            GA18944-106     GACC         Richland Facility                    Richland         Missouri       65556
 4            GA18944-107     GACC         South Glenstone Facility             Springfield      Missouri       65804
 4            GA18944-108     GACC         West Sunshine Facility               Springfield      Missouri       65807
 4            GA18944-109     GACC         William Street Facility              Cape Girardeau   Missouri       63703
 4            GA18944-110     GACC         525 N Tryon-Odell Building           Charlotte        North Carolina 28202
 4            GA18944-111     GACC         Albuquerque Operations Center        Albuquerque      New Mexico     87102
 4            GA18944-112     GACC         East Central Facility                Albuquerque      New Mexico     87108
 4            GA18944-113     GACC         Henderson                            Henderson        Nevada         89015
 4            GA18944-114     GACC         Paradise Valley                      Las Vegas        Nevada         89104
 4            GA18944-115     GACC         Admiral                              Tulsa            Oklahoma       74115
 4            GA18944-116     GACC         Muskogee Main Facility               Muskogee         Oklahoma       74401
 4            GA18944-117     GACC         Aiken Main Office                    Aiken            South Carolina 29801
 4            GA18944-118     GACC         Murfreesboro Main Office             Murfreesboro     Tennessee      37130
 4            GA18944-119     GACC         Aransas Pass (CCNB)                  Aransas Pass     Texas          78336
 4            GA18944-120     GACC         Brownwood                            Brownwood        Texas          76801
 4            GA18944-121     GACC         Carrollton                           Carrollton       Texas          75006
 4            GA18944-122     GACC         Dalhart Banking Center               Dalhart          Texas          79022
 4            GA18944-123     GACC         Denison                              Denison          Texas          75020
 4            GA18944-124     GACC         Dumas Banking Center                 Dumas            Texas          79029
 4            GA18944-125     GACC         Fort Sam Houston                     San Antonio      Texas          78208
 4            GA18944-126     GACC         Fort Worth East                      Fort Worth       Texas          76112
 4            GA18944-127     GACC         Greenspoint                          Houston          Texas          77060
 4            GA18944-128     GACC         Mission                              Mission          Texas          78572
 4            GA18944-129     GACC         Mount Pleasant                       Mt. Pleasant     Texas          75455
 4            GA18944-130     GACC         South Austin                         Austin           Texas          78704
 4            GA18944-131     GACC         Waco                                 Waco             Texas          76701
 4            GA18944-132     GACC         Charlottesville                      Charlottesville  Virginia       22902
 4            GA18944-133     GACC         Lynchburg                            Lynchburg        Virginia       24504
 4            GA18944-134     GACC         Norton - 7th Street                  Norton           Virginia       24273
 4            GA18944-135     GACC         Old Hampton                          Hampton          Virginia       23669
 4            GA18944-136     GACC         Roanoke                              Roanoke          Virginia       24011
 4            GA18944-137     GACC         South Boston                         South Boston     Virginia       24592
 4            GA18944-138     GACC         Aberdeen Bldg/BR                     Aberdeen         Washington     98520
 4            GA18944-139     GACC         Bank of America Financial Ctr        Spokane          Washington     99210
 4            GA18944-140     GACC         Bank of America Plaza                Tacoma           Washington     98402
 4            GA18944-141     GACC         Bellingham                           Bellingham       Washington     98255
 4            GA18944-142     GACC         Bremerton                            Bremerton        Washington     98337
 4            GA18944-143     GACC         Forks                                Forks            Washington     98331
 4            GA18944-144     GACC         Moses Lake                           Moses Lake       Washington     98837
 4            GA18944-145     GACC         N Wenatchee                          Wenatchee        Washington     98801
 4            GA18944-146     GACC         Pasco                                Pasco            Washington     99301
 4            GA18944-147     GACC         Port Angeles                         Port Angeles     Washington     98362
 4            GA18944-148     GACC         Richland                             Richland         Washington     99352
 4            GA18944-149     GACC         Spokane Bankcard Services            Spokane          Washington     99224
 4            GA18944-150     GACC         University                           Seattle          Washington     98105
 4            GA18944-151     GACC         Walla Walla                          Walla Walla      Washington     99362
 4            GA18944-152     GACC         Yakima Valley Bldg/BR                Yakima           Washington     98901
 6            GA19274         GACC         Tysons Corner Center                 McLean           Virginia       22102     35,000,000
 7            DBM19433        GACC         Countryside Apartments               Lanham           Maryland       20706     34,000,000
 8            DBM19292        GACC         Columbus International Aircenter II  Columbus         Ohio           43207     32,500,000
 9            DBM19368        GACC         BridgeMarket Center                  New York         New York       10022     23,350,000
14            DBM19296        GACC         Smith Brothers Hardware Building     Columbus         Ohio           43215     16,000,000


                                                                                            CUT-OFF
PROPERTY                                                                         CUT-OFF    BALANCE     LOAN  MATURITY  INTEREST
NUMBER        LOAN NUMBER     SELLER       PROJECT NAME                          BALANCE    ALLOCATION  TYPE  DATE      RATE
 4            GA18944-80      GACC         San Jose                                             63,615
 4            GA18944-81      GACC         South Region TPC                                    811,243
 4            GA18944-82      GACC         Westshore Mall                                      157,580
 4            GA18944-83      GACC         Williams Islands                                    223,293
 4            GA18944-84      GACC         Winter Park                                         128,398
 4            GA18944-85      GACC         Albany Main Office                                   49,125
 4            GA18944-86      GACC         Bull Street                                         142,989
 4            GA18944-87      GACC         Cartersville Main                                    87,544
 4            GA18944-88      GACC         Moultrie Main                                        70,035
 4            GA18944-89      GACC         Valdosta Main                                       100,676
 4            GA18944-90      GACC         Winder (BS)                                          37,936
 4            GA18944-91      GACC         Coeur D'alene BDLG/BR                                80,541
 4            GA18944-92      GACC         Bank of America Center                            5,019,202
 4            GA18944-93      GACC         Mission Facility                                     90,462
 4            GA18944-94      GACC         Penn Street Facility                                 48,149
 4            GA18944-95      GACC         Annapolis Church Circle - BAL                       210,106
 4            GA18944-96      GACC         Highlandtown - BAL                                   35,727
 4            GA18944-97      GACC         Columbia Facility                                    85,793
 4            GA18944-98      GACC         Concord Village                                      82,875
 4            GA18944-99      GACC         Downtown Facility                                    31,516
 4            GA18944-100     GACC         Florissant Facility                                  70,035
 4            GA18944-101     GACC         Hampton-Main Facility                                83,459
 4            GA18944-102     GACC         Independence Square                                  69,452
 4            GA18944-103     GACC         Lexington Facility                                   24,804
 4            GA18944-104     GACC         Mexico Facility                                      80,541
 4            GA18944-105     GACC         Oak Trafficway Facility                             122,562
 4            GA18944-106     GACC         Richland Facility
 4            GA18944-107     GACC         South Glenstone Facility                             52,527
 4            GA18944-108     GACC         West Sunshine Facility
 4            GA18944-109     GACC         William Street Facility                              77,331
 4            GA18944-110     GACC         525 N Tryon-Odell Building                        2,346,185
 4            GA18944-111     GACC         Albuquerque Operations Center                       198,434
 4            GA18944-112     GACC         East Central Facility                                70,035
 4            GA18944-113     GACC         Henderson                                            67,117
 4            GA18944-114     GACC         Paradise Valley                                     122,562
 4            GA18944-115     GACC         Admiral                                              52,527
 4            GA18944-116     GACC         Muskogee Main Facility
 4            GA18944-117     GACC         Aiken Main Office                                    89,295
 4            GA18944-118     GACC         Murfreesboro Main Office                             87,544
 4            GA18944-119     GACC         Aransas Pass (CCNB)
 4            GA18944-120     GACC         Brownwood                                            49,608
 4            GA18944-121     GACC         Carrollton                                           61,281
 4            GA18944-122     GACC         Dalhart Banking Center                               53,986
 4            GA18944-123     GACC         Denison                                              51,067
 4            GA18944-124     GACC         Dumas Banking Center                                 58,363
 4            GA18944-125     GACC         Fort Sam Houston                                    347,259
 4            GA18944-126     GACC         Fort Worth East                                      74,413
 4            GA18944-127     GACC         Greenspoint                                         210,106
 4            GA18944-128     GACC         Mission                                              42,021
 4            GA18944-129     GACC         Mount Pleasant                                       48,149
 4            GA18944-130     GACC         South Austin                                         84,626
 4            GA18944-131     GACC         Waco                                                 99,217
 4            GA18944-132     GACC         Charlottesville                                     189,679
 4            GA18944-133     GACC         Lynchburg                                            93,783
 4            GA18944-134     GACC         Norton - 7th Street                                  29,181
 4            GA18944-135     GACC         Old Hampton                                          58,363
 4            GA18944-136     GACC         Roanoke                                             110,889
 4            GA18944-137     GACC         South Boston                                         32,378
 4            GA18944-138     GACC         Aberdeen Bldg/BR
 4            GA18944-139     GACC         Bank of America Financial Ctr                     2,287,822
 4            GA18944-140     GACC         Bank of America Plaza                               437,721
 4            GA18944-141     GACC         Bellingham                                          140,071
 4            GA18944-142     GACC         Bremerton                                            87,544
 4            GA18944-143     GACC         Forks                                                40,854
 4            GA18944-144     GACC         Moses Lake                                           58,363
 4            GA18944-145     GACC         N Wenatchee                                          52,527
 4            GA18944-146     GACC         Pasco                                                46,690
 4            GA18944-147     GACC         Port Angeles                                         44,659
 4            GA18944-148     GACC         Richland                                            137,153
 4            GA18944-149     GACC         Spokane Bankcard Services                           525,265
 4            GA18944-150     GACC         University                                          122,562
 4            GA18944-151     GACC         Walla Walla                                          75,872
 4            GA18944-152     GACC         Yakima Valley Bldg/BR                                99,217
 6            GA19274         GACC         Tysons Corner Center                 35,000,000  35,000,000  Fixed  3/1/2014 5.224
 7            DBM19433        GACC         Countryside Apartments               34,000,000  34,000,000  Fixed  4/1/2011 5.228
 8            DBM19292        GACC         Columbus International Aircenter II  32,367,390  32,367,390  Fixed  1/1/2014 6.150
 9            DBM19368        GACC         BridgeMarket Center                  23,350,000  23,350,000  Fixed  5/1/2014 5.220
14            DBM19296        GACC         Smith Brothers Hardware Building     15,940,532  15,940,532  Fixed 12/1/2013 5.950



                                                                                DAY
PROPERTY                                                                        PAYMENT  MONTHLY            PREPAYMENT
NUMBER        LOAN NUMBER     SELLER       PROJECT NAME                         DUE      PAYMENT   ARD      PROVISION
 4            GA18944-80      GACC         San Jose
 4            GA18944-81      GACC         South Region TPC
 4            GA18944-82      GACC         Westshore Mall
 4            GA18944-83      GACC         Williams Islands
 4            GA18944-84      GACC         Winter Park
 4            GA18944-85      GACC         Albany Main Office
 4            GA18944-86      GACC         Bull Street
 4            GA18944-87      GACC         Cartersville Main
 4            GA18944-88      GACC         Moultrie Main
 4            GA18944-89      GACC         Valdosta Main
 4            GA18944-90      GACC         Winder (BS)
 4            GA18944-91      GACC         Coeur D'alene BDLG/BR
 4            GA18944-92      GACC         Bank of America Center
 4            GA18944-93      GACC         Mission Facility
 4            GA18944-94      GACC         Penn Street Facility
 4            GA18944-95      GACC         Annapolis Church Circle - BAL
 4            GA18944-96      GACC         Highlandtown - BAL
 4            GA18944-97      GACC         Columbia Facility
 4            GA18944-98      GACC         Concord Village
 4            GA18944-99      GACC         Downtown Facility
 4            GA18944-100     GACC         Florissant Facility
 4            GA18944-101     GACC         Hampton-Main Facility
 4            GA18944-102     GACC         Independence Square
 4            GA18944-103     GACC         Lexington Facility
 4            GA18944-104     GACC         Mexico Facility
 4            GA18944-105     GACC         Oak Trafficway Facility
 4            GA18944-106     GACC         Richland Facility
 4            GA18944-107     GACC         South Glenstone Facility
 4            GA18944-108     GACC         West Sunshine Facility
 4            GA18944-109     GACC         William Street Facility
 4            GA18944-110     GACC         525 N Tryon-Odell Building
 4            GA18944-111     GACC         Albuquerque Operations Center
 4            GA18944-112     GACC         East Central Facility
 4            GA18944-113     GACC         Henderson
 4            GA18944-114     GACC         Paradise Valley
 4            GA18944-115     GACC         Admiral
 4            GA18944-116     GACC         Muskogee Main Facility
 4            GA18944-117     GACC         Aiken Main Office
 4            GA18944-118     GACC         Murfreesboro Main Office
 4            GA18944-119     GACC         Aransas Pass (CCNB)
 4            GA18944-120     GACC         Brownwood
 4            GA18944-121     GACC         Carrollton
 4            GA18944-122     GACC         Dalhart Banking Center
 4            GA18944-123     GACC         Denison
 4            GA18944-124     GACC         Dumas Banking Center
 4            GA18944-125     GACC         Fort Sam Houston
 4            GA18944-126     GACC         Fort Worth East
 4            GA18944-127     GACC         Greenspoint
 4            GA18944-128     GACC         Mission
 4            GA18944-129     GACC         Mount Pleasant
 4            GA18944-130     GACC         South Austin
 4            GA18944-131     GACC         Waco
 4            GA18944-132     GACC         Charlottesville
 4            GA18944-133     GACC         Lynchburg
 4            GA18944-134     GACC         Norton - 7th Street
 4            GA18944-135     GACC         Old Hampton
 4            GA18944-136     GACC         Roanoke
 4            GA18944-137     GACC         South Boston
 4            GA18944-138     GACC         Aberdeen Bldg/BR
 4            GA18944-139     GACC         Bank of America Financial Ctr
 4            GA18944-140     GACC         Bank of America Plaza
 4            GA18944-141     GACC         Bellingham
 4            GA18944-142     GACC         Bremerton
 4            GA18944-143     GACC         Forks
 4            GA18944-144     GACC         Moses Lake
 4            GA18944-145     GACC         N Wenatchee
 4            GA18944-146     GACC         Pasco
 4            GA18944-147     GACC         Port Angeles
 4            GA18944-148     GACC         Richland
 4            GA18944-149     GACC         Spokane Bankcard Services
 4            GA18944-150     GACC         University
 4            GA18944-151     GACC         Walla Walla
 4            GA18944-152     GACC         Yakima Valley Bldg/BR
 6            GA19274         GACC         Tysons Corner Center                  1       192,708        Lock/25_Defeasance/88_0%/7
 7            DBM19433        GACC         Countryside Apartments                1       187,286        Lock/24_Defeasance/56_0%/4
 8            DBM19292        GACC         Columbus International Aircenter II   1       212,388        Lock/27_Defeasance/89_0%/4
 9            DBM19368        GACC         BridgeMarket Center                   1       128,506        Lock/24_Defeasance/93_0%/4
14            DBM19296        GACC         Smith Brothers Hardware Building      1       95,414         Lock/28_Defeasance/88_0%/4



PROPERTY                                                                        CREDIT      SERVICING    CROSS    GROUND
NUMBER        LOAN NUMBER     SELLER       PROJECT NAME                         LEASE LOAN  FEE %        COLL     LEASE FLAG
 4            GA18944-80      GACC         San Jose                                                               No
 4            GA18944-81      GACC         South Region TPC                                                       No
 4            GA18944-82      GACC         Westshore Mall                                                         No
 4            GA18944-83      GACC         Williams Islands                                                       No
 4            GA18944-84      GACC         Winter Park                                                            No
 4            GA18944-85      GACC         Albany Main Office                                                     No
 4            GA18944-86      GACC         Bull Street                                                            No
 4            GA18944-87      GACC         Cartersville Main                                                      No
 4            GA18944-88      GACC         Moultrie Main                                                          No
 4            GA18944-89      GACC         Valdosta Main                                                          No
 4            GA18944-90      GACC         Winder (BS)                                                            No
 4            GA18944-91      GACC         Coeur D'alene BDLG/BR                                                  No
 4            GA18944-92      GACC         Bank of America Center                                                 No
 4            GA18944-93      GACC         Mission Facility                                                       No
 4            GA18944-94      GACC         Penn Street Facility                                                   No
 4            GA18944-95      GACC         Annapolis Church Circle - BAL                                          No
 4            GA18944-96      GACC         Highlandtown - BAL                                                     No
 4            GA18944-97      GACC         Columbia Facility                                                      No
 4            GA18944-98      GACC         Concord Village                                                        No
 4            GA18944-99      GACC         Downtown Facility                                                      Yes
 4            GA18944-100     GACC         Florissant Facility                                                    No
 4            GA18944-101     GACC         Hampton-Main Facility                                                  No
 4            GA18944-102     GACC         Independence Square                                                    No
 4            GA18944-103     GACC         Lexington Facility                                                     No
 4            GA18944-104     GACC         Mexico Facility                                                        No
 4            GA18944-105     GACC         Oak Trafficway Facility                                                No
 4            GA18944-106     GACC         Richland Facility                                                      No
 4            GA18944-107     GACC         South Glenstone Facility                                               Yes
 4            GA18944-108     GACC         West Sunshine Facility                                                 Yes
 4            GA18944-109     GACC         William Street Facility                                                No
 4            GA18944-110     GACC         525 N Tryon-Odell Building                                             No
 4            GA18944-111     GACC         Albuquerque Operations Center                                          No
 4            GA18944-112     GACC         East Central Facility                                                  No
 4            GA18944-113     GACC         Henderson                                                              No
 4            GA18944-114     GACC         Paradise Valley                                                        No
 4            GA18944-115     GACC         Admiral                                                                No
 4            GA18944-116     GACC         Muskogee Main Facility                                                 No
 4            GA18944-117     GACC         Aiken Main Office                                                      No
 4            GA18944-118     GACC         Murfreesboro Main Office                                               No
 4            GA18944-119     GACC         Aransas Pass (CCNB)                                                    No
 4            GA18944-120     GACC         Brownwood                                                              No
 4            GA18944-121     GACC         Carrollton                                                             No
 4            GA18944-122     GACC         Dalhart Banking Center                                                 No
 4            GA18944-123     GACC         Denison                                                                No
 4            GA18944-124     GACC         Dumas Banking Center                                                   No
 4            GA18944-125     GACC         Fort Sam Houston                                                       No
 4            GA18944-126     GACC         Fort Worth East                                                        No
 4            GA18944-127     GACC         Greenspoint                                                            No
 4            GA18944-128     GACC         Mission                                                                No
 4            GA18944-129     GACC         Mount Pleasant                                                         No
 4            GA18944-130     GACC         South Austin                                                           No
 4            GA18944-131     GACC         Waco                                                                   No
 4            GA18944-132     GACC         Charlottesville                                                        No
 4            GA18944-133     GACC         Lynchburg                                                              No
 4            GA18944-134     GACC         Norton - 7th Street                                                    No
 4            GA18944-135     GACC         Old Hampton                                                            No
 4            GA18944-136     GACC         Roanoke                                                                No
 4            GA18944-137     GACC         South Boston                                                           No
 4            GA18944-138     GACC         Aberdeen Bldg/BR                                                       Yes
 4            GA18944-139     GACC         Bank of America Financial Ctr                                          No
 4            GA18944-140     GACC         Bank of America Plaza                                                  No
 4            GA18944-141     GACC         Bellingham                                                             No
 4            GA18944-142     GACC         Bremerton                                                              No
 4            GA18944-143     GACC         Forks                                                                  No
 4            GA18944-144     GACC         Moses Lake                                                             No
 4            GA18944-145     GACC         N Wenatchee                                                            No
 4            GA18944-146     GACC         Pasco                                                                  No
 4            GA18944-147     GACC         Port Angeles                                                           No
 4            GA18944-148     GACC         Richland                                                               No
 4            GA18944-149     GACC         Spokane Bankcard Services                                              No
 4            GA18944-150     GACC         University                                                             No
 4            GA18944-151     GACC         Walla Walla                                                            No
 4            GA18944-152     GACC         Yakima Valley Bldg/BR                                                  No
 6            GA19274         GACC         Tysons Corner Center                 No          0.0334       No       No
 7            DBM19433        GACC         Countryside Apartments               No          0.0334       No       No
 8            DBM19292        GACC         Columbus International Aircenter II  No          0.0334       No       No
 9            DBM19368        GACC         BridgeMarket Center                  No          0.0334       No       Yes
14            DBM19296        GACC         Smith Brothers Hardware Building     No          0.0334       No       No



PROPERTY                                                                        REMAINING      LETTER
NUMBER        LOAN NUMBER     SELLER       PROJECT NAME                         TERM           OF CREDIT
 4            GA18944-80      GACC         San Jose
 4            GA18944-81      GACC         South Region TPC
 4            GA18944-82      GACC         Westshore Mall
 4            GA18944-83      GACC         Williams Islands
 4            GA18944-84      GACC         Winter Park
 4            GA18944-85      GACC         Albany Main Office
 4            GA18944-86      GACC         Bull Street
 4            GA18944-87      GACC         Cartersville Main
 4            GA18944-88      GACC         Moultrie Main
 4            GA18944-89      GACC         Valdosta Main
 4            GA18944-90      GACC         Winder (BS)
 4            GA18944-91      GACC         Coeur D'alene BDLG/BR
 4            GA18944-92      GACC         Bank of America Center
 4            GA18944-93      GACC         Mission Facility
 4            GA18944-94      GACC         Penn Street Facility
 4            GA18944-95      GACC         Annapolis Church Circle - BAL
 4            GA18944-96      GACC         Highlandtown - BAL
 4            GA18944-97      GACC         Columbia Facility
 4            GA18944-98      GACC         Concord Village
 4            GA18944-99      GACC         Downtown Facility
 4            GA18944-100     GACC         Florissant Facility
 4            GA18944-101     GACC         Hampton-Main Facility
 4            GA18944-102     GACC         Independence Square
 4            GA18944-103     GACC         Lexington Facility
 4            GA18944-104     GACC         Mexico Facility
 4            GA18944-105     GACC         Oak Trafficway Facility
 4            GA18944-106     GACC         Richland Facility
 4            GA18944-107     GACC         South Glenstone Facility
 4            GA18944-108     GACC         West Sunshine Facility
 4            GA18944-109     GACC         William Street Facility
 4            GA18944-110     GACC         525 N Tryon-Odell Building
 4            GA18944-111     GACC         Albuquerque Operations Center
 4            GA18944-112     GACC         East Central Facility
 4            GA18944-113     GACC         Henderson
 4            GA18944-114     GACC         Paradise Valley
 4            GA18944-115     GACC         Admiral
 4            GA18944-116     GACC         Muskogee Main Facility
 4            GA18944-117     GACC         Aiken Main Office
 4            GA18944-118     GACC         Murfreesboro Main Office
 4            GA18944-119     GACC         Aransas Pass (CCNB)
 4            GA18944-120     GACC         Brownwood
 4            GA18944-121     GACC         Carrollton
 4            GA18944-122     GACC         Dalhart Banking Center
 4            GA18944-123     GACC         Denison
 4            GA18944-124     GACC         Dumas Banking Center
 4            GA18944-125     GACC         Fort Sam Houston
 4            GA18944-126     GACC         Fort Worth East
 4            GA18944-127     GACC         Greenspoint
 4            GA18944-128     GACC         Mission
 4            GA18944-129     GACC         Mount Pleasant
 4            GA18944-130     GACC         South Austin
 4            GA18944-131     GACC         Waco
 4            GA18944-132     GACC         Charlottesville
 4            GA18944-133     GACC         Lynchburg
 4            GA18944-134     GACC         Norton - 7th Street
 4            GA18944-135     GACC         Old Hampton
 4            GA18944-136     GACC         Roanoke
 4            GA18944-137     GACC         South Boston
 4            GA18944-138     GACC         Aberdeen Bldg/BR
 4            GA18944-139     GACC         Bank of America Financial Ctr
 4            GA18944-140     GACC         Bank of America Plaza
 4            GA18944-141     GACC         Bellingham
 4            GA18944-142     GACC         Bremerton
 4            GA18944-143     GACC         Forks
 4            GA18944-144     GACC         Moses Lake
 4            GA18944-145     GACC         N Wenatchee
 4            GA18944-146     GACC         Pasco
 4            GA18944-147     GACC         Port Angeles
 4            GA18944-148     GACC         Richland
 4            GA18944-149     GACC         Spokane Bankcard Services
 4            GA18944-150     GACC         University
 4            GA18944-151     GACC         Walla Walla
 4            GA18944-152     GACC         Yakima Valley Bldg/BR
 6            GA19274         GACC         Tysons Corner Center                 119            No
 7            DBM19433        GACC         Countryside Apartments                84            No
 8            DBM19292        GACC         Columbus International Aircenter II  117            Yes
 9            DBM19368        GACC         BridgeMarket Center                  121            No
14            DBM19296        GACC         Smith Brothers Hardware Building     116            No




PROPERTY
NUMBER    LOAN NUMBER  SELLER  PROJECT NAME                     PROPERTY ADDRESS        CITY          STATE           ZIP CODE
19        GA6400       GACC    Carson Pirie Scott               230 Yorktown Mall       Lombard       Illinois         60148





29        DBM19752     GACC    Patrick Henry Corporate Center   12350 Jefferson Avenue  Newport News  Virginia         23602
41        DBM19642     GACC    Will-O-Wisp Apartments           3219 Carey Road         Kinston       North Carolina   28504
58        DBM19667     GACC    Bristol House Apartments         4001 Clarks Lane        Baltimore     Maryland         21215







                                                                                          CUT-OFF
PROPERTY                                                         ORIGINAL     CUT-OFF     BALANCE      LOAN    MATURITY    INTEREST
NUMBER    LOAN NUMBER  SELLER  PROJECT NAME                      BALANCE      BALANCE     ALLOCATION   TYPE    DATE        RATE
19        GA6400       GACC    Carson Pirie Scott                14,125,846   14,125,846  14,125,844   Fixed   1/1/2024    7.160





29        DBM19752     GACC    Patrick Henry Corporate Center    8,650,000    8,650,000    8,650,000   Fixed   4/1/2009    5.020
41        DBM19642     GACC    Will-O-Wisp Apartments            4,920,000    4,908,235    4,908,235   Fixed   2/1/2011    5.040
58        DBM19667     GACC    Bristol House Apartments          2,000,000    1,998,272    1,998,272   Fixed   3/1/2014    5.840








                                                               DAY
PROPERTY                                                       PAYMENT  MONTHLY
NUMBER    LOAN NUMBER  SELLER  PROJECT NAME                    DUE      PAYMENT    ARD     PREPAYMENT PROVISION
19        GA6400       GACC    Carson Pirie Scott               1       108,317         Lock/0_Defeasance/231_0%/6





29        DBM19752     GACC    Patrick Henry Corporate Center   1       46,541          Lock/24_Defeasance/32_0%/4
41        DBM19642     GACC    Will-O-Wisp Apartments           1       26,532          Lock/26_Defeasance/54_0%/4
58        DBM19667     GACC    Bristol House Apartments         1       11,786          Lock/25_Defeasance/91_0%/4







PROPERTY                                                                                       SERVICING   CROSS   GROUND
NUMBER    LOAN NUMBER  SELLER  PROJECT NAME                          CREDIT LEASE LOAN         FEE %       COLL    LEASE FLAG
19        GA6400       GACC    Carson Pirie Scott                 Yes - Carson Pirie Scott       0.0334    No      No
                                                                      & Company Realty
                                                                     Partnership is the
                                                                      Tenant; Saks Inc.
                                                                     (237/F/M:BNoBB-/Ba3)
                                                                       is the Sponsor
29        DBM19752     GACC    Patrick Henry Corporate Center               No                   0.0334    No      No
41        DBM19642     GACC    Will-O-Wisp Apartments                       No                   0.0334    No      No
58        DBM19667     GACC    Bristol House Apartments                     No                   0.0334    No      No






PROPERTY                                                              REMAINING      LETTER
NUMBER    LOAN NUMBER  SELLER  PROJECT NAME                           TERM           OF CREDIT
19        GA6400       GACC    Carson Pirie Scott                      237           No





29        DBM19752     GACC    Patrick Henry Corporate Center           60           No
41        DBM19642     GACC    Will-O-Wisp Apartments                   82           No
58        DBM19667     GACC    Bristol House Apartments                119           No



                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) after the Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage Loan Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, have reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Note, Mortgage, lender's title policy and any letters of credit or ground leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Mortgage Loan Seller or any servicer acting on its behalf. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

         The Mortgage Loan Seller hereby represents and warrants with respect to the Mortgage Loans that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, and subject to Section 18 of this
Agreement:

         1) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule to the Pooling and Servicing Agreement was true and accurate in all material respects as of the Cut-Off Date and contains all of the information set forth in the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement

         2) Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan. The Mortgage Loan Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (other than the rights to servicing and related compensation as reflected in the Mortgage Loan Schedule). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights described on Schedule B-41 hereto or otherwise contemplated by this Agreement or the Pooling and Servicing Agreement). The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, endorsed to the Purchaser, or its designee, in conformity with the requirements of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each such endorsement is genuine.

         3) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

         4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a legal, valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same group of Cross-Collateralized Mortgage Loans. With respect to each

Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan or materially and adversely affect the value of the Mortgage Loan . The related assignment of the Mortgage for each Mortgage Loan, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

         5) Assignment of Leases. There exists as part of the related Mortgage File an Assignment of Leases (an "Assignment of Leases") either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, first priority collateral assignment of, or a valid perfected first priority lien on or security interest in, certain rights under the related lease or leases, including the right to receive all payment due under the related Lease, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property and none of the related leases contains any restriction on such collateral assignment or creation of a security interest therein, as applicable. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

         6) Mortgage Status; Waivers and Modifications. The terms of the Mortgage Loan have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security provided by such Mortgage Loan and the related Mortgaged Property other than any material amendment or modification which has been effected pursuant to a written instrument and has been duly submitted for recordation to the extent necessary to protect the interests of the mortgagee, and is a part of the related Mortgage File. Except as set forth on Schedule B-6, no consents, waivers, modifications, alterations or assumptions of any kind with respect to a Mortgage Loan have occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation. The Mortgage Loan Seller has not taken any affirmative action inconsistent with the Servicing Standard that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

         7) Condition of Property; Condemnation. In the case of each Mortgage Loan, one or more engineering reports were prepared in connection with the origination of such Mortgage Loan by an independent third-party engineering firm who inspected the Mortgaged Property, and except as set forth in such engineering assessment(s) or on Schedule B-7A, the related Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in cases set forth in clauses
(a), (b) and (c) below). As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Mortgage Loan Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property. Except as set forth on Schedule B-7B, if any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in a percentage equal to 125% of the amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than (i) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan or (ii) $50,000 whichever is less. As of the date of the origination of each Mortgage Loan, except as set forth on Schedule B-7B: (x) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not affect the value or current principal use of such Mortgaged Property to any material extent, (y) no improvements on adjoining properties encroached upon such Mortgaged Property so as to affect the value or current principal use of such Mortgaged Property to any material extent, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below and (z) the Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

         8) Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Mortgage Loan Seller has made no claims thereunder and, to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. The Mortgage Loan Seller has not, and to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser or its designee and recording of the related Assignment of Mortgage in favor of the Purchaser or its designee in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for any of the following circumstances, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) that the related Mortgaged Property has access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage. Such Title Policy contains no exclusion regarding the encroachment upon any easements of any permanent improvements located on the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Policy affirmatively insures against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

         9) No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the Closing Date, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan documents.

         10) Mortgage Provisions. The Mortgage Note, Mortgage (along with any security agreement and UCC financing statement) and Assignment of Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial Mortgage Loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The Mortgage Loan documents for each Mortgage Loan, subject to applicable law, provide for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents if there is an event of default under such Mortgage Loan.

         11) Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either (i) been properly designated, has accepted such designation and currently so serves or (ii) may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the Depositor or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Mortgagor under the related Mortgage Loan documents) as would be payable in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

         12) Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule B-12A, (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property ("Environmental Report"), or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) reputable, independent third-party environmental consulting firm with respect to each Mortgaged Property in connection with the origination of such Mortgage Loan and/or thereafter updated such that, except as set forth on Schedule B-12B, such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule B-12C, one or more of the following are true: (A) one or more parties not related to or including the related Mortgagor and collectively having financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, (C) if and to the extent that such condition or circumstances can, based upon the recommendation set forth in the subject Environmental Report, be remediated or otherwise appropriately addressed in all material respects through the implementation of an operations and maintenance plan, the related Mortgagor was required to obtain and maintain an operations and maintenance plan, (D) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (E) such conditions or circumstances were investigated further and based upon such additional investigation, an independent third-party environmental consultant recommended no further investigation or remediation, (F) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than the lesser of 2% of the outstanding principal balance of the related Mortgage Loan or $50,000, (G) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller at origination to be sufficient for purposes of effecting such remediation, (H) the related Mortgaged Property is identified on Schedule B-12D and insured under a policy of insurance subject to per occurrence and aggregate limits and a deductible, each as set forth on Schedule B-12D, against certain losses arising from such circumstances and conditions or (I) a party with financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Mortgage Loan Seller's actual knowledge, having made no independent inquiry other than reviewing the Environmental Reports(s) and employing an environmental consultant to perform the assessment(s) referenced herein, there are no material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. The Mortgage Loan Seller has not taken any affirmative action which would cause the Mortgaged Property securing any Mortgage Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage Loan documents substantially to the effect that, except as set forth in certain specified environmental reports and to the Mortgagor's knowledge, as of the date of origination, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials which violate federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule B-12D, the related Mortgagor (or an affiliate thereof) has agreed to indemnify mortgagee against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

         13) Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Mortgagor, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Mortgage Loan Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

         14) Insurance. Except as otherwise set forth on Schedule B-14A, all improvements upon each Mortgaged Property are insured under a fire and extended perils insurance policy included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount (subject to a customary and reasonable deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. Except in the case of the Mortgaged Properties identified on Schedule B-14B hereto, each Mortgaged Property is the subject of a business interruption, actual loss sustained or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. If any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period. If the Mortgaged Property for any Mortgage Loan is located in any of the locations set forth on Schedule B-12D, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' (fifteen (15) days for non-payment of premiums) prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders or as recommended by a reputable, independent insurance consultant. If any Mortgaged Property is, to the Mortgage Loan Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true: (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty; (ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders or as recommended by a reputable, independent insurance consultant; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan documents would generate proceeds sufficient to pay off the subject Mortgage Loan. Additionally, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch Ratings of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent) except that for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A (or the equivalent), or from A.M. Best of not less than "A:IX" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances set forth in the related Mortgage Loan documents that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Based on the due diligence performed by the Mortgage Loan Seller, which in all events was at least such due diligence as a prudent commercial mortgage lender (with respect to the below referenced insurance policies regarding the origination of the related Mortgage Loan) or a prudent commercial mortgage servicer (with respect to any renewal of the below referenced insurance policies since the origination of the related Mortgage
Loan) would undertake with respect to such issue after September 11, 2001, for each Mortgage Loan, except as indicated on Schedule B-14C, the related all risk property casualty insurance policy and business interruption policy do not specifically exclude acts of terrorism, or any related damage claims, from coverage as of the later of (i) the date of origination of the Mortgage Loan and
(ii) the last date as of which the policy was renewed or amended except as indicated on Schedule B-14C, and the related loan documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. To the Mortgage Loan Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect.

         15) Taxes and Assessments. No real estate taxes or governmental assessments or governmental charges that prior to the Cut-Off Date became due and owing in respect of each Mortgaged Property are delinquent and unpaid, or, an escrow of funds in an amount sufficient to pay such payments has been established. Such taxes, assessments and charges shall not be considered delinquent and unpaid until the date on which interest or penalties may first be payable thereon.

         16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

         17) Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon a letter from governmental authorities, an opinion of counsel, a zoning consultant's report, an endorsement to the related Title Policy, or (when such would be acceptable to a reasonably prudent commercial mortgage lender) a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, except as described on Schedule B-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property: (i) are not in violation of any applicable building codes or land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation, current principal use or net operating income of the Mortgaged Property which are not covered by title insurance; and (ii) are in material compliance with applicable zoning laws and ordinances, including all such applicable parking ordinances or requirements, or constitute a legal non-conforming use or structure (provided that with respect to any non-conformity with such laws or ordinances either: (x) in the event of casualty or destruction, the use or structure may be restored or repaired to the full extent of the use or structure at the time of such casualty as provided in Paragraph 14 above; (y) law and ordinance insurance coverage has been obtained for the structure or use as provided in Paragraph 14 above; or (z) such non-compliance does not materially and adversely affect the value of the related Mortgaged Property).

         18) Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then, except as set forth on Schedule B-18:

                  (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; to the extent required under such Ground Lease, the lessor under such Ground Lease has been sent notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

                  (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

                  (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date); and in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of such lessor;

                  (d) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received, as of the Closing Date, any notice that an event of default has occurred thereunder and to the Mortgage Loan Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  (e) Such Ground Lease requires the lessor under such Ground Lease thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan provided such mortgagee has provided such lessor with notice of its lien in accordance with the provisions of such Ground Lease and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease and the Mortgage Loan Seller has provided such lessor with notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

                  (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (g) Except as set forth on Schedule B-18G, such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty
         (20) years beyond the end of the amortization term of such Mortgage
         Loan;

                  (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease by reason of default by the Mortgagor including termination as a result of a rejection of such Ground Lease in a bankruptcy proceeding;

                  (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of such Ground Lease and the related Mortgage Loan documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

                  (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                  (k) The lessor under such Ground Lease is not permitted in the absence of an uncured default to disturb the possession, interest or quiet enjoyment of the tenant in any manner, which would materially adversely affect the security provided by such Ground Lease and the related Mortgage; and

                  (l) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

         19) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

         20) Advancement of Funds. The Mortgage Loan Seller has not (nor, to the Mortgage Loan Seller's knowledge, has any prior holder of such Mortgage Loan) advanced funds or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or a tenant at or the property manager of the related Mortgaged Property), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

         21) No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. Neither the Mortgage Loan Seller nor any Affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise.

         22) Legal Proceedings. To the Mortgage Loan Seller's knowledge, as of origination of the Mortgage Loan, there were no, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Mortgagor (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Mortgage
Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations under the applicable guaranty.

         23) Other Mortgage Liens. Except as otherwise set forth on Schedule B-23, none of the Mortgage Loans permits the related Mortgaged Property or any direct controlling interest in the related Mortgagor to be encumbered by any mortgage lien or, in the case of a direct controlling interest in the related Mortgagor, a lien to secure any other debt, without the prior written consent of the holder of the subject Mortgage Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Mortgage Loan Seller's knowledge, as of origination of the subject Mortgage Loan, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule B-23, and except for cases involving other Mortgage Loans, no Mortgaged Property securing the subject Mortgage Loan is encumbered by any other mortgage liens (other than Permitted Encumbrances) and no direct controlling equity interest in the related Mortgagor is encumbered by a lien to secure any other debt. The related Mortgage Loan documents do not specifically prohibit the mortgagee from requiring the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

         24) No Mechanics' Liens. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Mortgage Loan Seller's actual knowledge, as of the Closing Date: (i) each Mortgaged Property (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such mechanic's or materialmen's lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

         25) Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

         26) Licenses and Permits. Except as set forth on Schedule B-26, each Mortgage Loan contains provisions substantially to the effect that, to the extent required by applicable law, each Mortgagor is required to be qualified to do business and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning, parking and building laws or ordinances, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         27) Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages upon which recording taxes and fees were paid in an amount sufficient to allow the mortgagee to realize on the Mortgaged Properties in an amount at least equal to the original principal balance of such Mortgage Loan.

         28) Releases of Mortgaged Properties. Except as set forth on Schedule B-28A, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price for the released property or parcel as set forth on Schedule B-28C or (iii) the delivery of comparable substitute real estate collateral subject to certain conditions precedent as set forth on Schedule B-28C. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage will constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2). Notwithstanding the foregoing, any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in its underwriting of such Mortgage Loan. With respect to any release or substitution, the related Mortgagor is required to pay all reasonable costs and expenses associated therewith incurred by the mortgagee including any Rating Agency fees and expenses.

         29) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either (i) requires the prior written consent of, and compliance with all conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of non-callable U.S. government securities in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) at the mortgagee's election, the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (D) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. The Mortgagor is required by the Mortgage Loan documents to pay all reasonable costs and expenses, including but not limited to Rating Agency fees, accountants fees and legal fees, associated with such defeasance.

         30) Inspection. Except as set forth on Schedule B-30, the Mortgage Loan Seller, an affiliate of the Mortgage Loan Seller, or a correspondent in the conduit funding program of the Mortgage Loan Seller, inspected, or caused the inspection of, each Mortgaged Property within twelve (12) months of the Closing Date.

         31) No Material Default. Other than payments due but not yet 30 days or more past due, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit B.

         32) Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all such actions requiring such consent or approval under the related Mortgage, including Rating Agency fees and the cost of counsel opinions relating to REMIC or other securitization tax issues.

         33) Single Purpose Entity. Except as otherwise described on Schedule B-33 hereto, each Mortgage Loan with an original principal balance over $5,000,000.00 requires the related Mortgagor to be, at least for so long as the Mortgage Loan is outstanding, and to the Mortgage Loan Seller's actual knowledge, the related Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents;
(iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and
(iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, each Mortgage Loan with a Cut-off Date Principal Balance of $20,000,000 or more, except as set forth on Schedule B-33, the related Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person, and such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose

Entity requirements without the approval of the mortgagee or rating agencies; the Mortgagor shall have an outside independent director or member. The Mortgage Loan Seller has obtained, and the Servicing File contains, with respect to each Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the Mortgagor. The organization documents of any Mortgagor on a Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more that is a single member limited liability company, provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member and the Mortgage Loan Seller has obtained in connection with its origination or acquisition of the subject Mortgage Loan, and the Servicing File contains, an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Mortgagor but not the assets of the Mortgagor.

         34) Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         35) Tax Parcels. Except as described on Schedule B-35, each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

         36) Security Interests. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan), which in all cases, includes any elevators and all Mortgagor-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel or self-storage facility, operated by the related Mortgagor, then such personal property constitutes all of the material personal property required to operate the Mortgagor's business as currently operated (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan) and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable first priority (except as noted above in this Paragraph
36) lien and security interest, to the extent perfection may be effected pursuant to applicable law solely by recording or filing UCC Financing Statements, on such items of personalty except as enforceability may be limited as set forth in Paragraph 13. In the case of each Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first security interest in Mortgagor's related operating revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in blank which the Purchaser or Trustee, as applicable, or its designee is authorized to complete and to file in the filing office in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection or priority of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

         37) Disclosure to Environmental Insurer and Other Matters. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Mortgage Loan Seller:

         a. has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Mortgage Loan Seller's possession or are otherwise known to the Mortgage Loan Seller; or

         b. has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Mortgage Loan Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then: (v) all premiums for such insurance have been paid and any deductible is held in escrow by the Mortgage Loan Seller and will be transferred to the Purchaser; (w) such insurance is in full force and effect;
(x) the policy is in an amount equal to at least 125% of the principal balance of the Mortgage Loan; (y) the policy has a term that ends no sooner than five
(5) years after the maturity date of the Mortgage Loan and is not cancelable during such term; and (z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule C-38, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or
(B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan. If the Mortgage Loan is listed on Schedule B-12D and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Mortgage Loan Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses
(a) and (b) of this Paragraph 37.

         38) Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treas. Reg. Section 1.860G-1(b)(2).

         39) Operating Statements. Except as set forth on Schedule B-39, each Mortgage Loan requires the Mortgagor, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements with respect to each Mortgage Loan with an original principal balance greater than $20 million shall be audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

         40) Recourse. Each Mortgage Loan is non-recourse; provided that, except as described on Schedule B-40, the Mortgagor and either a principal of the Mortgagor or other individual guarantor, with assets other than any interest in the Mortgagor, is liable in the event of (i) fraud or material intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits (to the extent received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business), (iii) violation of applicable environmental laws or breaches of environmental covenants or (iv) the filing of a voluntary bankruptcy or insolvency proceeding by the Mortgagor; and provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Mortgage Loan Seller or anyone acting on behalf of the Mortgage Loan Seller.

         41) Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

         42) Fee Simple or Leasehold Interests. The interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

         43) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law and the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

         44) Originator's Authorization To Do Business. To the extent required under applicable law, at all times when it held such Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located to the extent necessary to ensure the enforceability of such Mortgage Loan.

         45) No Fraud In Origination. In the origination of the Mortgage Loan, none of the Mortgage Loan Seller, the originator, or any employee or mortgage broker, if any, of the Mortgage Loan Seller or the originator, engaged in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To the Mortgage Loan Seller's actual knowledge, no Mortgagor is guilty of defrauding or making an intentional material misrepresentation to the Mortgage Loan Seller or originator with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

         46) Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Mortgage Loan Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's actual knowledge, had no interest, direct or indirect, in the Mortgagor, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal provides that it satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

         47) Jurisdiction of Organization. In respect of each Mortgage Loan, in reliance on certified copies of incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico.

         48) Mortgagor Concentration. Except as otherwise specified on Schedule B-48, no single Mortgagor, and to Mortgage Loan Seller's knowledge, no group of affiliated Mortgagors is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance of $50,000,000 or more.

         49) Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Mortgage Loan Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser.

         50) Credit Tenant Lease.

                  (a) The lease payments due under the related Credit Lease, together with any escrow payments held by the Mortgage Loan Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan.

                  (b) The Mortgagor does not have any material monetary obligations under the related Credit Lease, and every material monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant.

                  (c) The Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property.

                  (d) Except as may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), the related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and (c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a material default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against such risk.

                  (e) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease.

                  (f) Each property related to a Credit Lease Loan is one or more separate tax lots, except properties concerning which adequate funds have been escrowed to cover taxes due on the entire tax lot or lots.

                  (g) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property (except to the extent caused by the act or omission of the Mortgagor or its agents or employees), or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant.

                  (h) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property.

                  (i) In connection with Credit Lease Loans with a Guaranty, the related guarantor guarantees the payments due under the related Credit Lease and such

         Guaranty, on its face, contains no conditions to such payment, except as may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (j) Except for the Credit Lease Loans which have residual value insurance, each Credit Lease Loan fully amortizes over the term of the loan, and there is no "balloon" payment due under such Credit Lease Loan at maturity.

                  (k) There is no right of any offset or set-off under the Credit Lease.

                  (l) Each Tenant under each Credit Lease Loan is required to make all rental payments due under the applicable Credit Lease directly to a lock-box being maintained by or on behalf of the mortgagee.

                  (m) No material modification or amendment of any Credit Lease shall be binding upon the mortgagee without such mortgagee's prior written consent to such material modification or amendment, which consent may not be unreasonably unwithheld.

                  (n) Each property related to a Credit Lease Loan has a permanent certificate of occupancy, and the related Tenant has commenced the payment of rent due under the respective Credit Tenant Lease in accordance with its terms.

                  (o) Each Tenant has delivered a subordination, non-disturbance and attornment agreement pursuant to which the respective Tenant has agreed in the event the related mortgagee succeeds to the interest of the Mortgagor under the Credit Lease by reason of foreclosure or acceptance of a deed in lieu of foreclosure, the Tenant will attorn to and recognize the mortgagee as its landlord under the Credit Lease for the remainder of the term of the Credit Lease.

                  (p) To the Mortgage Loan Seller's knowledge, except for any ground lease pursuant to which the related Mortgagor may have acquired its interest in the respective property, the property related to each Credit Lease and Loan is not subject to any other lease other than the related Credit Lease and no Person has any possessory interest in, or right to occupy, the subject property except pursuant to the Credit Lease. The Tenant under the related Credit Lease is in occupancy of the premises.

                  (q) Except as may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), the lease is in full force and effect, and is a legal, valid, binding and enforceable obligation of the tenant.

                  (r) No default by the landlord or the tenant has occurred under the lease, and to the Mortgage Loan Seller's knowledge there are no existing conditions that, with the passage of time or the giving of notice, or both, would result in a default under the terms of the lease.

                  (s) The tenant has agreed to notify the mortgagee of any default under the lease and to provide the mortgagee with reasonable time and opportunity to cure.

                  (t) In the event that the lease may be terminated upon the occurrence of a casualty or condemnation, the related mortgage loan has the benefit of a noncancelable lease enhancement policy for which the entire premium has been paid in full.

                              SCHEDULE TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                       GERMAN AMERICAN CAPITAL CORPORATION

Mortgage Loan No. GA18944, AFR Portfolio, is partially secured by properties that were mortgaged as additional collateral for which no loan allocations were assigned. The representations and warranties do not apply to such properties.

Rep. 4. Lien; Valid Assignment. Mortgage Loan No. GA18944, AFR Portfolio and Mortgage Loan No. GA19274, Tysons Corner Mall are companion loans to other related mortgage loans already securitized, and for which the related trusts hold the related assignment of mortgage.

Rep. 5. Assignment of Leases. Mortgage Loan No. GA18944, AFR Portfolio and Mortgage Loan No. GA19274, Tysons Corner Mall are companion loans to other related mortgage loans already securitized, and for which the related trusts hold the related assignment of leases.

Rep. 7. Condition of Property. With respect to Mortgage Loan No. GA18944, AFR Portfolio, in August 2003 the Mortgagor conveyed a strip of land that was a portion of one of the mortgaged properties to a municipality for the expansion of an adjoining road. The land transferred did not affect the current use of the affected mortgaged property.

Rep. 14. Insurance. Generally, each Mortgage Loan requires that all insurance name the lender as the first mortgagee or first beneficiary on all property insurance policies and as the loss payee on all loss of rents or loss of business income insurance policies. In addition, the Mortgage Loans generally permit the lender to apply sums received from casualty and insurance proceeds first to all of its costs incurred in obtaining those proceeds, before any such proceeds are applied in respect of the items listed in Representation 14.

Mortgage Loan No. GA18944, AFR Portfolio, provides that the Mortgagor shall maintain the insurance coverage with one or more domestic primary insurers reasonably acceptable to lender, having both (x) claims-paying-ability and financial strength ratings by S&P of not less than "A" and its equivalent by the other Rating Agencies, provided that, with respect to any layered or quota share insurance policy for the insurance that is issued by more than five insurers, the requirements of this clause (x) will be satisfied if at least 60% of the limits provided shall be with insurers that meet such claims-paying-ability and financial strength ratings, and (y) an Alfred M. Best Company, Inc. rating of "A" or better and a financial size category of not less than "X", provided that , with respect to any layered or quota share insurance policy for the insurance that is issued by more than five insurers, the requirement of this clause (y) will be satisfied if at least 60% of the limits provided shall be with insurers that meet such rating and financial size category standards.

Mortgage Loan No. DBM19667, Bristol House Apartments; Mortgage Loan No. DBM19642, Will-O-Wisp Apartments; Mortgage Loan No. DBM19292, Columbus International Aircenter II; Mortgage Loan No. DBM19296, Smith Brothers Hardware Building; Mortgage Loan No. DBM19663, 600 & 601 Ft. Washington Executive Center; Mortgage Loan No. DBM19662, 602 Ft. Washington Executive Center; Mortgage Loan No. DBM19752, Patrick Henry Corporate Center; Mortgage Loan No. DBM19433, Countryside Apartments, each requires the Mortgagor to maintain insurance coverage that complies with Representation 14. However, each Mortgage Loan requires that all hazard and flood insurance policies not be terminable for non-payment of premiums without ten days' prior written notice to the Mortgagee, instead of the required fifteen days.

Mortgage Loan No. GA19274, Tysons Corner Mall, may permit reduction in insurance proceeds for depreciation. With respect to the clause of this representation addressing material non-conforming uses, this Mortgage Loan contemplates that
(1) (a) if the property, builder's risk or commercial rents insurance is procured by a syndication of more than five insurers, then the foregoing requirement shall not be violated if at least (i) 60% of the coverage is with carriers having a claims paying ability rating of "A" or better by S&P and its equivalent by the other Rating Agencies and (ii) each other carrier providing such coverage has a claims paying ability rating of "BBB" or better by S&P and its equivalent by the other Rating Agencies or (b) if such insurance is procured by a syndication of more than one but fewer than five insurers, then the foregoing requirement shall not be violated if at least (i) 75% of the coverage is with carriers having a claims paying ability rating of "A" or better by S&P and its equivalent by the other Rating Agencies and (ii) each other carrier providing such coverage has a claims paying ability rating of "BBB" or better by S&P and its equivalent by the other Rating Agencies and (2) the liability coverage must be maintained with insurers reasonably acceptable to the lender,
(a) having a claims-paying-ability and financial strength ratings by S&P of not less than "A" and its equivalent by the other Rating Agencies with respect to the first $50,000,000 of coverage and (b) having a claims-paying-ability and financial strength ratings by S&P of not less than "BBB" and its equivalent by the other Rating Agencies with respect to the balance of coverage. With respect to insurance against acts of terrorism, in the event that the Terrorism Risk Insurance Act of 2002 is no longer in effect, then the Mortgage is required to obtain only that amount of terrorism coverage that can be purchased at an annual premium of $500,000.

Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, does require business interruption insurance, but it also contains a provision stating that the borrower is deemed in compliance with insurance requirements if the tenant is in compliance with requirements under the lease. However, the lease does not require such insurance, unless the landlord requires it under the provision of the lease that permits the landlord to reasonably require insurance not otherwise specifically required under the lease. The loan documents and the lease are silent with respect to flood, windstorm, seismic and terrorism coverage; however, the lease permits the landlord to reasonably require other insurance not otherwise specifically required under the lease.

Rep. 18. Leasehold Estate. Mortgage Loan No. GA18944, AFR Portfolio, is partially secured by several Ground Leases, which were mortgaged as additional collateral for which no loan allocations were assigned. In addition, certain short-term parking leases for parking lots serving the Mortgaged Properties were not encumbered. The representations and warranties in this representation do not apply to such Ground Leases and short-term parking leases. In addition, the AFR Portfolio is partially secured by property in Harrison, AR, that consists of a fee owned bank building and a ground leased remote motor bank. The Ground Lease for the motor bank parcel has a termination date of November 1, 2007, subject to two five-year extension options. The fee interest in the motor bank parcel is encumbered by a third party mortgage. In addition, the AFR Portfolio Loan is partially secured by a property in La Jolla, CA that consists of a fee owned building and a Ground Lease of an adjacent parking lot. The Ground Lease for the parking lot has a termination date of October 31, 2015.

Mortgage Loan No. DBM19368, Bridgemarket, is secured by a Ground Lease that does not require the lessor to enter into a new lease with the mortgage upon termination of the Ground Lease as a result of rejection of the Ground Lease in a bankruptcy proceeding.

Rep 23. Other Mortgage Liens. Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, is secured by a Mortgage that includes a provision permitting subordinate mortgages that meet certain conditions, including rating agency confirmation; however, the Mortgage also includes a separate provision that prohibits indebtedness other than the Mortgage Loan and unsecured trade debt customarily payable within 30 days.

Rep. 27. Cross-Collateralization. Mortgage Loan No. GA18944, AFR Portfolio, Mortgage Loan No. GA19274, Tysons Corner Mall and Mortgage Loan No. GA6400, Carson Pirie Scott/Saks are cross-collateralized to other related mortgage loans outside the Mortgage Pool.

Rep. 28. Releases of Mortgaged Property. Mortgage Loan No. GA18944, AFR Portfolio, provides that at any time during the term of the loan, the Mortgagor may obtain the release of thirteen designated properties. If the release occurs prior to the earlier of (i) November 1, 2006, and (ii) two years from the securitization, the Mortgagor is required to pay yield maintenance. If the release occurs after this date, the Mortgagor is required satisfy the defeasance requirements as described below.

         At any time after the earlier of (i) November 1, 2006, and (ii) two years from the securitization, the Mortgagor may obtain a release of any of the mortgaged properties, subject to confirmation that after giving effect to such release, debt service coverage ratio will not be less than the greater of (A)
1.54 to 1.0 and (B) the sum of (1) 1.54 to 1.0 plus (2) seventy percent of the positive difference, if any, between (x) the debt service coverage ratio on the applicable release date and (y) 1.54 to 1.0, and (iv) after giving effect to such property release, the aggregate release amounts may not exceed $150,000,000, unless the Mortgagor delivers a Rating Agency Confirmation with respect to such property release.

         The release price that is required to be paid for any release property with an allocable loan amount will be:

             Total Amount Prepaid/Defeased                   Release Price
             -----------------------------                   -------------
             Up to $60,000,000                                   110%
             $60,000,001 to $100,000,0000                        117.5%
             (greater than)$100,000,000                          125%

         The release price that is required to be paid for any release property that has no allocated loan amount will be the lesser of (i) the actual consideration received by the Mortgagor from Bank of America in the event such individual property is transferred by the Mortgagor to Bank of America and (ii) 50% of the closing date appraisal value of the release property.

Mortgage Loan No. GA19274, Tysons Corner Mall, permits the Mortgagor to obtain the release of certain outparcels and surface and garage parking parcels subject to the satisfaction of certain conditions, including written confirmation from the Rating Agencies that such action would not result in the qualification or downgrading of the rating of the Remic certificates, but without the payment of a release payment.

Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, permits the tenant to substitute another store as the demised premises under the lease and the Mortgaged Property under the Loan Documents, upon satisfaction of certain conditions, including an appraised value at least equal to the current property value and an operating history showing at least equal gross sales. Neither the lease nor the Loan Documents expressly require tenant or the Mortgagor to pay all costs of the substitution.

Rep. 29. Defeasance and Assumption Costs. Mortgage Loan No. GA18944, AFR Portfolio, does not expressly require the related Mortgagor to pay defeasance and assumption costs, but includes a general Mortgagor reimbursement obligation for all loan administration expenses. The Mortgage Loan does not contemplate an assumption without the lender's consent. The Mortgage Loan permits defeasance on and after December 18, 2005.

Mortgage Loan No. GA19274, Tysons Corner Mall, does not expressly require the related Mortgagor to pay defeasance costs, but includes a general Mortgagor reimbursement obligation for all loan administration expenses.

Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, permits defeasance but does not permit the lender to consent or set new conditions (representation clause i), require a rating agency confirmation (clause ii) or require the defeasance to occur within the time period permitted by REMIC rules (clause iii). The Mortgage Loan is currently eligible for defeasance. The promissory note does not expressly require the Mortgagor to pay all costs and expenses of defeasance except with respect to release of the Mortgaged Property by Lender and the assignment and assumption of the Mortgage Loan to and by a successor entity.

Rep. 32. Due-on-Sale. Mortgage Loan No. DBM19292, Columbus International Aircenter II, contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan, if either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is sold or transferred without the written consent of the holder of the Mortgage, in compliance with the requirements in Representation 32. However, transfers of interest by and among members of the Schottenstein Family shall not be events of default under the Mortgage.

Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, permits unrestricted transfers of limited partnership interests in the Mortgagor or any general partner, manager, member, beneficial owner or trustee of the Mortgagor, or any ownership interest, dated or inferred, in any trustee or beneficial owner of the Mortgagor. The Mortgage does not expressly require the Mortgagor to pay Rating Agency fees in connection with a transfer, although the Mortgagor is required to pay all reasonable expenses, including reasonable attorneys' fees, incurred by the lender in the review, approval and documentation of any transfer approved by the lender.

Rep. 33. Single Purpose Entity. Mortgage Loan No. DBM19292, Columbus International Aircenter II, complies with the requirements in Representation 33. However, Mortgagor does not represent and covenant in the related Mortgage Loan Documents that it has an outside independent director or member, and that it will not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member of the limited liability corporation.

Rep. 34. Whole Loan. Mortgage Loan No. GA18944, AFR Portfolio, is evidenced by
(i) an A-Note in the principal amount of $100,000,000, which is not being assigned by the Mortgage Loan Seller, (ii) three companion notes in the total principal amount of $240,000,000, which are pari passu in right of payment to the A Note, and one of which, in the amount of $40,000,000 is being assigned by the Mortgage Loan Seller and (iii) a subordinate B Note in the principal amount of $100,000,000, which is not being assigned by Mortgage Loan Seller.

Mortgage Loan No. GA19274, Tysons Corner Mall, is evidenced by four companion notes in the total principal amount of $340,000,000, which are pari passu in right of payment to the A Note, and one of which, in the amount of $35,000,000 is being assigned by the Mortgage Loan Seller.

Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, is evidenced by (i) an A Note in the principal amount of $14,125,843.71, to be assigned by the Mortgage Loan Seller and (ii) a subordinate B Note in the principal amount of $7,137,808.41 which is not being assigned by the Mortgage Loan Seller.

Mortgage Loan No. DBM19642, Will-O-Wisp Apartments, is evidenced by (i) an A-Note in the principal amount of $4,920,000, to be assigned by Mortgage Loan Seller, and (ii) a subordinate B-Note in the principal amount of $330,000, which is not being assigned by Mortgage Loan Seller.

Each of the foregoing loans also serves as collateral for the other promissory notes identified in this representation exception (also relevant to rep. 27 and rep. 41).

Rep. 39. Operating Statements. Mortgage Loan No. DBM19292, Columbus International Aircenter II, requires the Mortgagor to provide Mortgagee with operating statements for the related Mortgaged Property and complies with the requirements of Representation 39. However, the CFO of the Mortgagor will certify the financial statements of the related Mortgaged Property, unless the Mortgagee requests, and has a reasonable basis to request, an audit of these financial statements by an independent CPA.

Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, requires the Mortgagor to deliver, upon request of the lender, unaudited financial statements for the year just ended, including a balance sheet and statement of income and expenses certified by the Mortgagor. The entire Mortgage Loan exceeds $20,000,000 in principal balance, although the portion to be securitized will be less than $15,000,000.

Rep. 40. Recourse. Mortgage Loan No. DBM19292, Columbus International Aircenter II, is a Mortgage Loan guaranteed by Jubilee Limited Partnership, whose members are several corporations, and without recourse to any natural person for damages arising in the case of breaches of environmental covenants in the Mortgage Loan Documents.

Mortgage Loan No. GA6400, Carson Pirie Scott/Saks, contemplates that the Mortgagor but not a guarantor is liable for out-of-pocket costs including legal fees and expenses incurred by the lender as a result of a bankruptcy filing by or against the Mortgagor.

Mortgage Loan No. GA18944, AFR Portfolio; Mortgage Loan No. GA19274, Tysons Corner Mall; and Mortgage Loan No. DBM19752, Patrick Henry Corporate Center, each is a Mortgage Loan without recourse to any natural person for damages arising in the case of each of the items enumerated in this representation.

Rep. 41. Assignment of Collateral. Mortgage Loan No. GA18944, AFR Portfolio and Mortgage Loan No. GA19274, Tysons Corner Mall are companion loans to other related mortgage loans already securitized, and for which the related trusts hold the related assignments of collateral.

Rep. 50. Credit Lease Tenant. This representation is made only with respect to Mortgage Loan No. GA6400, Carson Pirie Scott/Saks. With respect to clause (e) of this representation, the tenant and the guarantor will be automatically released from liability upon an assignment of the lease if certain conditions, including net worth requirements of the assignee, are satisfied.

                                 Schedule B-12D

--------------------------------------------------------------------------------
STATE                   COUNTIES & SPECIFIC CITIES
--------------------------------------------------------------------------------
Alabama                 Baldwin and Mobile
--------------------------------------------------------------------------------
Delaware                Sussex
--------------------------------------------------------------------------------
Florida                 Entire State - All Counties
--------------------------------------------------------------------------------
Georgia                 Bryan, Camden, Chatham, Glynn, Liberty, McIntosh
--------------------------------------------------------------------------------
Hawaii                  Entire State - All Counties
--------------------------------------------------------------------------------
Louisiana               Cameron, Iberia, Jefferson, Lafourche, Orleans,
                        Plaquemines, St. Bernard, St. Mary, St. Tammany,
                        Terrebonne, Vermillion
--------------------------------------------------------------------------------
Massachusetts           Barnstable, Bristol, Dukes, Nantucket, Plymouth
--------------------------------------------------------------------------------
Maryland                Calvert, Dorchester, Somerset, St. Mary's, Wicomico,
                        Warchester
--------------------------------------------------------------------------------
Mississippi             Hancock, Harrison, Jackson
--------------------------------------------------------------------------------
North Carolina          Beaufort, Bertie, Brunswick, Camden, Carteret, Choswan,
                        Currituck, Dare, Hyde, New Hanover, Onslow, Pamlico,
                        Pasquotank, Pender, Perquimans, Tyrell, Washington
--------------------------------------------------------------------------------
New Jersey              Atlantic, Cape May, Cumberland, Monmouth, Ocean
--------------------------------------------------------------------------------
New York                Nassau, Suffolk
--------------------------------------------------------------------------------
Puerto Rico             Entire Commonwealth - All Counties
--------------------------------------------------------------------------------
South Carolina          Beaufort Berkeley, Charleston, Colleton, Georgetown,
                        Horry
--------------------------------------------------------------------------------
Texas                   Aransas, Brazorla, Calhoun, Cameron, Chambers,
                        Galveston, Town of Baytown, Jackson, Jefferson, Kenedyl,
                        Kleiberg, Matagoda, Nueces, Refugio, San Patricia,
                        Willacy
--------------------------------------------------------------------------------
Virginia                Accomack, Chesapeake City, Gloucester,
                        Hampton City, Isle of Wight, Lancaster,
                        Langley Field City, Little Creek City,
                        Mathews, Middlesex, Newport News City,
                        Norfolk City, Northampton,
                        Northumberland, Posquoson City, Portsmith
                        City, Suffolk City, Virginia Beach City,
                        York.
--------------------------------------------------------------------------------

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

         Certificate of Officer of German American Capital Corporation (the "Mortgage Loan Seller")

         I, _______________________, a __________________ of the Mortgage Loan
Seller, hereby certify as follows:

         The Mortgage Loan Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

         Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Mortgage Loan Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

Name                       Office                       Signature






         Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of April 7, 2004 (the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.






                                     C-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of [____], 2004.


                                               By:______________________________
                                                  Name:
                                                  Title:


         I, _____________________________, _______________________________,
hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting _________________________ of the Mortgage Loan Seller and that the signature appearing above is his or her genuine signature.














                                     C-1-2

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of [_______], 2004.


                                                By:_____________________________
                                                   Name:
                                                   Title:












                                     C-1-3

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of German American Capital Corporation

         In connection with the execution and delivery by German American Capital Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of April [__], 2004 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

         Certified this ____ day of [_______], 2004.

                                          GERMAN AMERICAN CAPITAL CORPORATION


                                          By:__________________________________
                                               Name:
                                               Title:



                                          By:__________________________________
                                               Name:
                                               Title:










                                     C-2-1